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                                                                   EXHIBIT 10.36















                      SECOND AMENDMENT TO CREDIT AGREEMENT


                             INTEGRATED BRANDS INC.
                                 SWENSEN'S, INC.
                           SWENSEN'S ICE CREAM COMPANY

                                       AND


                                  CHEMICAL BANK









- --------------------------------------------------------------------------------
                                SECOND AMENDMENT
                           DATED AS OF MARCH 8, 1996,
                                TO LOAN AGREEMENT
                          DATED AS OF DECEMBER 23, 1994
- --------------------------------------------------------------------------------

                                SECOND AMENDMENT
                           DATED AS OF MARCH 8, 1996,
                                TO LOAN AGREEMENT
                          DATED AS OF DECEMBER 23, 1994


         This Second Amendment Agreement is dated as of March 8, 1996 and is by and among INTEGRATED BRANDS INC. (formerly Steve's Homemade Ice Cream, Inc.), a New Jersey corporation (the "Borrower"), SWENSEN'S, INC., a Delaware corporation, having its principal place of business at 4175 Veterans Highway, Ronkonkoma, New York 11779 and SWENSEN'S ICE CREAM COMPANY, a California corporation, having its principal place of business at 4175 Veterans Highway, Ronkonkoma, New York 11779 (individually, a "Guarantor" and collectively, the "Guarantors"), and CHEMICAL BANK, a New York banking corporation, having an office at One Pierrepont Plaza, Brooklyn, New York 11201 (the "Bank"):

                              W I T N E S S E T H :

         WHEREAS, the Borrower, the Guarantors and the Bank entered into a Loan Agreement dated as of December 23, 1994, and amended as of September 7, 1995 (as amended, the "Agreement") pursuant to such Agreement the Bank has made available to the Borrower certain Revolving Credit Loans, evidenced by a Revolving Credit Note, which may, in part, be termed out upon its maturity, such term loan to be evidenced by a Term Loan Note; and

         WHEREAS, the Revolving Credit Note, the Term Loan Note and all other obligations arising under the Agreement are guaranteed by the Guarantors pursuant to guaranties given by each of them to the Bank dated December 23, 1994 (the "Guaranties"); and

         WHEREAS, the Borrower has requested that the Bank consent to the refinancing of $4,500,000.00 in existing Revolving Credit Loans and the Bank has agreed to same provided, among other things, the Borrower and the Guarantors enter into this Second Amendment.

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Borrower, the Guarantors and the Bank agree as follows:

         (i) Definitions. As used in this Second Amendment Agreement, capitalized terms, unless otherwise defined, shall have the meanings ascribed to them in the Agreement, as amended.

         (ii) Representations and Warranties. As an inducement for the Bank to enter into this Second Amendment Agreement, the Borrower and the Guarantors each represent and warrant as follows:

         That with respect to the Agreement and the Loan Documents:

                  (i) There are no defenses, offsets or counterclaims to the respective obligations of the Borrower or either of the Guarantors under the Agreement, the Loans, the Notes, the Guaranties or any of the other Loan Documents, and if any such defenses, offsets or counterclaims exist without the knowledge of one or more of the Borrower or the Guarantors, the same are hereby waived.

                  (ii) All of the representations and warranties made by the Borrower and the Guarantors in the Agreement or in the other Loan Documents are true and correct in all material respects as if made on the date hereof.

                  (iii) No Default or Event of Default is existing under the Agreement or the other Loan Documents or will result from the extension of credit contemplated hereby.

                  (iv) As of March 8, 1996, the outstanding principal balance of Revolving Credit Loans is $4,825,000.00 and interest has been paid through March 4, 1996.

         (iii) Amendment. The Agreement is hereby amended and restated to read in its entirety as follows:


                                 LOAN AGREEMENT

                          Dated as of December 23, 1994
                    Amended and Restated as of March 8, 1996

         INTEGRATED BRANDS INC. (formerly known as Steve's Homemade Ice Cream, Inc.), a New Jersey corporation, having its principal place of business at 4175 Veterans Highway, Ronkonkoma, New York 11779 (the "Borrower"), SWENSEN'S, INC., a Delaware corporation, having its principal place of business at 4175 Veterans Highway, Ronkonkoma, New York 11779 and SWENSEN'S ICE CREAM COMPANY, a California corporation, having its principal place of business at 4175 Veterans Highway, Ronkonkoma, New York 11779 (individually, a "Guarantor" and collectively, the "Guarantors"), and CHEMICAL BANK, a New York banking corporation, having an office at One Pierrepont Plaza, Brooklyn, New York 11201 (the "Bank") hereby agree as follows:

                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

         SECTION 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "Acquisition Loan" means a Revolving Credit Loan, the proceeds of which are to be used for a Permitted Acquisition or a Special Acquisition.

         "Adjusted Net Worth" means, with respect to the Borrower, stockholder's equity (in accordance with GAAP) minus loans, advances and investments in Subsidiaries and Affiliates.

         "Affiliate" means, as to any Person (i) a Person which directly or indirectly controls, or is controlled by, or is under common control with, such Person; (ii) a Person which directly or indirectly beneficially owns or holds five (5%) percent or more of any class of voting stock of, or five (5%) percent or more of the equity interest in, such Person; or (iii) a Person five (5%) percent or more of the voting stock of which, or five (5%) or more of the equity interest of which, is directly or indirectly beneficially owned or held by such Person. The term control means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

         "Agreement" means this Loan Agreement, as amended, supplemented or modified from time to time.

         "Board of Governors" means the Board of Governors of the Federal Reserve System of the United States of America.

         "Business Day" means a day of the year on which banks are not required or authorized to close in New York City.

         "Capital Lease" means a lease which has been or should be, in accordance with GAAP, capitalized on the books of the lessee.

         "Commitment" means the Bank's obligation to make Revolving Credit Loans to the Borrower pursuant to the terms and conditions of this Agreement and, subject to the terms and conditions of this Agreement, to convert the outstanding balance of such Revolving Credit Loans to the Converted Term Loan on the Conversion Date.

         "Consolidated Capital Expenditures" means, as to any Person, the aggregate amount of any expenditures (including the principal amount secured by purchase money Liens but excluding packaging costs, product introduction costs and costs related to a Permitted Acquisition or a Special Acquisition) by such

Person and its Consolidated Subsidiaries for assets (including fixed assets acquired under Capital Leases) which it is contemplated will be used or usable in fiscal years subsequent to the year of acquisition.

         "Consolidated Current Assets" means, as to any Person, at any date, the aggregate amount of all assets of such Person and its Consolidated Subsidiaries which would be properly classified as current assets at such date, but excluding deferred assets, all computed and consolidated in accordance with GAAP.

         "Consolidated Current Liabilities" means, as to any Person, the aggregate amount of all liabilities of such Person and its Consolidated Subsidiaries (including tax and other proper accruals) which would be properly classified as current liabilities, all computed and consolidated in accordance with GAAP.

         "Consolidated Net Worth" means, as to any Person, the excess of (i) such Person's Consolidated Total Assets over (ii) such Person's Consolidated Total Liabilities.

         "Consolidated Subordinated Debt" means, as to any Person, the aggregate amount of the Subordinated Debt of such Person and its Consolidated Subsidiaries, computed and consolidated in accordance with GAAP.

         "Consolidated Subsidiaries" means, as to any Person, those Subsidiaries of such Person which are consolidated with such Person in the financial statements delivered pursuant to Section 5.01(b).

         "Consolidated Tangible Net Worth" means, as to any Person, the excess of (i) such Person's Consolidated Total Assets, less all intangible assets properly classified as such in accordance with GAAP, including, but without limitation, patents, patent rights, trademarks, trade names, franchises, copyrights, licenses, permits and goodwill, over (ii) such Person's Consolidated Total Liabilities.

         "Consolidated Total Assets" means, as to any Person, the aggregate net book value of the assets of such Person and its Consolidated Subsidiaries after all appropriate adjustments in accordance with GAAP (including without limitation, reserves for doubtful receivables, obsolescence, depreciation and amortization and excluding the amount of any write-up or revaluation of any asset).

         "Consolidated Total Liabilities" means, as to any Person, the aggregate amount of the liabilities of such Person and its Consolidated Subsidiaries, including all items which, in accordance with GAAP would be included on the liability side of the balance sheet (other than capital stock, capital surplus and retained earnings) computed and consolidated in accordance with GAAP.

         "Consolidated Total Unsubordinated Liabilities" means, as to any Person, the Consolidated Total Liabilities less Consolidated Subordinated Debt of such Person and its Consolidated Subsidiaries, computed and consolidated in accordance with GAAP.

         "Conversion Date" means the earlier of (i) December 31, 1997, or (ii) the Optional Conversion Date.

         "Converted Term Loan" shall have the meaning assigned in Section 2.09 hereof.

         "Converted Term Loan Maturity Date" means the first Business Day of the twenty first (21st) calendar quarter following the Conversion Date, or the twentieth (20th) calendar quarter following the Optional Conversation Date, which ever may apply.

         "Converted Term Loan Note" means a promissory note of the Borrower payable to the order of the Bank, in substantially the form of Exhibit C annexed hereto, evidencing the indebtedness of the Borrower to the Bank resulting from the Converted Term Loan made by the Bank to the Borrower pursuant to this Agreement.

         "Debt" means, as to any Person, (i) all indebtedness or liability of such Person for borrowed money; (ii) indebtedness of such Person for the deferred purchase price of property or services (including trade obligations);
(iii) obligations of such Person as a lessee under Capital Leases; (iv) current liabilities of such Person in respect of unfunded vested benefits under any Plan; (v) obligations of such Person under letters of credit issued for the account of such Person; (vi) obligations of such Person arising under acceptance facilities; (vii) all guaranties, endorsements (other than for collection or deposit in the ordinary course of business) and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any other Person, or otherwise to assure a creditor against loss; (viii) obligations secured by any Lien on property owned by such Person whether or not the obligations have been assumed; and (ix) all other liabilities recorded as such, or which should be recorded as such, on such Person's financial statements in accordance with GAAP.

         "Default" means any of the events specified in Section 6.01 of this Agreement, whether or not any requirement for notice or lapse of time or any other condition has been satisfied.

         "Dollars" and the sign "$" mean lawful money of the United States of America.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, the regulations promulgated thereunder and the published interpretations thereof as in effect from time to time.

         "ERISA Affiliate" means any trade or business (whether or not incorporated) which together with any other Person would be treated, with such Person, as a single employer under Section 4001 of ERISA.

         "Event of Default" means any of the events specified in Section 6.01 of this Agreement, provided that any requirement for notice or lapse of time or any other condition has been satisfied.

         "Fixed Rate" means a rate offered by the Bank from time to time, subject to availability, for Interest Periods of not less than fourteen (14) days and, in the case of Revolving Credit Loans only, of not more than three hundred sixty (360) days.

         "Fixed Rate Loans" means a Loan bearing interest at the Fixed
Rate.

         "Funds Flow Total Debt Ratio" means the ratio, determined for any twelve (12) month period on a consolidated basis for the Borrower and its Consolidated Subsidiaries, of (i) the sum of net income (excluding extraordinary gains), depreciation expense, amortization of intangibles and other non-cash charges for such period to (ii) the average outstanding Debt for borrowed money during such period.

         "GAAP" means Generally Accepted Accounting Principles.

         "Generally Accepted Accounting Principles" means those generally accepted accounting principles and practices which are recognized as such by the American Institute of Certified Public Accountants acting through the Financial Accounting Standards Board ("FASB") or through other appropriate boards or committees thereof and which are consistently applied for all periods so as to properly reflect the financial condition, operations and cash flows of a Person, except that any accounting principle or practice required to be changed by the FASB (or other appropriate board or committee of the FASB) in order to continue as a generally accepted accounting principle or practice may be so changed. Any dispute or disagreement between the Borrower and the Bank relating to the determination of Generally Accepted Accounting Principles shall, in the absence of manifest error, be conclusively resolved for all purposes hereof by the written opinion with respect thereto, delivered to the Bank, of the independent accountants selected by the Borrower and approved by the Bank for the purpose of auditing the periodic financial statements of the Borrower.

         "Guarantor" or Guarantors" means one or more of the Guarantors, and any other Person required to guarantee the obligations of the Borrower in accordance with Section 5.01(k) of this Agreement.

         "Guaranty" or "Guaranties" means the guaranty or guaranties executed and delivered by the Guarantors pursuant to Section 3.01(h) of this Agreement.

         "Hazardous Materials" includes, without limit, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, or related materials defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Sections 9601, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Section 1801 et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Sections 9601 et. seq.), and in the regulations adopted and publications promulgated pursuant thereto, or any other federal, state or local environmental law, ordinance, rule or regulation.

         "Highly Leverage Transaction" means a financing transaction where the borrower extends credit to, or invests in, a business where such transaction involves the buyout, acquisition, or recapitalization of an existing business and one of the following criteria is met: (i) the transaction results in a liabilities-to-assets leverage ratio higher than 75%, or (ii) the transaction at least doubles the borrower's liabilities and results in liabilities-to-assets leverage ratio higher than 50%, or (iii) the transaction is designated as a "highly leveraged transaction" by a syndication agent or a federal bank regulatory agency. The Bank reserves the right from time to time to modify its policies regarding the definition of "highly leveraged transactions".

         "Interest Coverage Ratio" means the ratio, determined for any twelve
(12) month period on a consolidated basis for the Borrower and its Consolidated Subsidiaries, of (i) the sum of net income (excluding extraordinary gains), interest expense (including interest due but not paid) and income taxes paid or payable in each case for such period to (ii) interest expense (including interest due but not paid) for such period.

         "Interest Determination Date" means the date on which a Prime Rate Loan is converted to a Fixed Rate Loan and, in the case of a Fixed Rate Loan, the last day of the applicable Interest Period.

         "Interest Payment Date" means (i) the first Business Day of each month and (ii) each Interest Determination Date.

         "Interest Period" means as to any Fixed Rate Loan, the period commencing on the date of such Fixed Rate Loan and ending on such date as the Borrower may elect after being advised by the Bank as to what maturities are available with respect to the Fixed Rate Loan being requested at that time; provided, however, (i) with respect to a Revolving Credit Loan, no Interest Period shall end later than the Conversion Date, (ii) with respect to the Term Loan, no Interest Period shall end later than the Maturity Date, (iii) with respect to the Converted Term Loan, no Interest Period shall end later than the Converted Term Loan Maturity Date, (iv) if any Interest Period would end on a day which shall not be a Business Day, such Interest Period shall be extended to the next succeeding Business Day, (v) no Interest Period in respect of a Fixed Rate Loan representing a portion of the principal required to be paid in accordance with Section 2.04 or 2.12 may be selected unless the sum of the outstanding (x) Prime Rate Loans and (y) Fixed Rate Loans for which the relevant Interest Periods end on or prior to the date of such payment, is in an amount which will be sufficient to make such payment, (vi) interest shall accrue from and including the first day of such Interest Period to but excluding the date of payment of such interest and (vii) the length of Interest Periods with respect to Fixed Rate Loans, if such Loans are available, shall be solely in the discretion of the Bank but shall be for a minimum of fourteen (14) days and with respect to Revolving Credit Loans only, a maximum of three hundred sixty (360) days, and the availability of a particular Interest Period at the time of a particular request for a Fixed Rate Loan in no way obligates the Bank to offer a similar Interest Period with respect to Fixed Rate Loans requested on a different occasion.

         "Investment" means any stock, evidence of Debt or other security of any Person, any loan, advance, contribution of capital, extension of credit or commitment therefor, including without limitation the guaranty of loans made to others (except for current trade and customer accounts receivable in the ordinary course of business and payable in accordance with customary trade terms in the ordinary course of business) and any purchase of (i) any security of another Person or (ii) any business or undertaking of any Person or any commitment or option to make any such purchase, or any other investment.

         "Leverage Ratio" means the ratio, determined on a consolidated basis for the Borrower and its Consolidated Subsidiaries, of (i) Consolidated Total Unsubordinated Liabilities to (ii) the sum of Consolidated Net Worth plus Consolidated Subordinated Debt.

         "Lien" means any mortgage, deed of trust, pledge, security interest, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority, or other security agreement or preferential arrangement, charge, or encumbrance of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction to evidence any of the foregoing.

         "Loan" or Loans" means the Term Loan, the Revolving Credit Loans or the Converted Term Loan or any or all of the same as the context may require and includes Prime Rate Loans and Fixed Rate Loans as the context may require.

         "Loan Documents" means this Agreement, the Notes, the Guaranties and any other document executed or delivered pursuant to this Agreement.

         "Material Adverse Change" means, as to any Person, (i) a material adverse change in the financial condition, business, operations, properties or results of operations of such Person or (ii) any event or occurrence which could have a material adverse effect on the ability of such Person to perform its obligations under the Loan Documents.

         "Maturity Date" means December 31, 2000.

         "Multiemployer Plan" means a Plan described in Section 4001(a)(3) of ERISA which covers employees of the Borrower or any ERISA Affiliate.

         "Note" or "Notes" means the Term Loan Note, the Revolving Credit Note or the Converted Term Loan Note or one or both as the context may require.

         "Optional Conversion Date" shall have the meaning assigned in Section 2.09(b) hereof.

         "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

         "Permitted Acquisition" means a merger, consolidation, acquisition of stock or assets, or other similar transaction where the Borrower acquires all or part of the business of another Person, provided that (i) the Borrower is the surviving corporate entity; (ii) the acquisition is of not less than fifty one (51%) percent of the stock or assets of such Person; (iii) the transaction has been approved by the board of directors or other similar governing body of such Person; (iv) such Person, or the assets of such Person, to be acquired shall be in a similar line of business of the Borrower or the food business; (v) the amount of Revolving Credit Loans requested by the Borrower for such acquisition shall be not in excess of $5,000,000.00; (vi) the acquisition and the financing of such transaction shall not result in the Commitment or the Loans made hereunder becoming a Highly Leveraged Transaction; and (vii) the Bank is provided with such information, documents, certificates or other evidence of the foregoing as it may reasonably request.

         "Permitted Investments" means, (i) direct obligations of the United States of America or any governmental agency thereof, or obligations guaranteed by the United States of America, provided that such obligations mature within one year from the date of acquisition thereof; (ii) time certificates of deposit having a maturity of one year or less issued by any commercial bank organized and existing under the laws of the United States or any state thereof provided that not more than $500,000.00 shall be invested in such banks having aggregate capital and surplus less than $100,000,000.00; (iii) money market mutual funds having assets in excess of $2,500,000,000; (iv) commercial paper rated not less than P-1 or A-1 or their equivalent by Moody's Investor Services, Inc. or Standard & Poor's Corporation, respectively; (v) tax exempt securities rated Prime 2 or better by Moody's Investor Services, Inc. or A-1 or better by Standard & Poor's Corporation; (vi) loans or advances by the Borrower to a Guarantor; (vii) investments by the Borrower in the stock of, any Subsidiary;
(viii) stock or obligations issued in settlement of claims of the Borrower or a Guarantor against any other Person by reason of the bankruptcy, composition or readjustment of Debt, or reorganization of such Person; (ix) loans or advances to employees of the Borrower, its Subsidiaries and Affiliates in an aggregate amount outstanding at any time of not more than $100,000.00; or (x) any other Investments not exceeding $100,000.00 in the aggregate at any time.

         "Person" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity or a federal, state or local government, or a political subdivision thereof or any agency of such government or subdivision.

         "Plan" means any employee benefit plan established, maintained, or to which contributions have been made by the Borrower or any ERISA Affiliate.

         "Prime Rate" means the rate per annum announced by the Bank from time to time as its prime rate in effect at its principal office on a 360-day basis; each change in the Prime Rate shall be effective on the date such change is announced to become effective.

         "Prime Rate Loan" means a Loan bearing interest at the Prime
Rate.

         "Prohibited Transaction" means any transaction set forth in Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time.

         "Quick Asset Ratio" means the ratio, determined on a consolidated basis for the Borrower and its Consolidated Subsidiaries, of (i) the sum of (x) cash and Investments described in subdivisions (i), (ii), (iii), (iv) and (v) of the definition of Permitted Investments and (y) accounts receivable to (ii) Consolidated Current Liabilities.

         "Regulation D" means Regulation D of the Board of Governors, as the same may be amended and in effect from time to time.

         "Regulation G" means Regulation G of the Board of Governors, as the same may be amended and in effect from time to time.

         "Regulation T" means Regulation T of the Board of Governors, as the same may be amended and in effect from time to time.

         "Regulation U" means Regulation U of the Board of Governors, as the same may be amended and in effect from time to time.

         "Regulation X" means Regulation X of the Board of Governors, as the same may be amended and in effect from time to time.

         "Reportable Event" means any of the events set forth in
Section 4043 of ERISA.

         "Revolving Credit Loans" shall have the meaning assigned to such term in Section 2.01 of this Agreement.

         "Revolving Credit Note" means a promissory note of the Borrower payable to the order of the Bank, in substantially the form of Exhibit B annexed hereto, evidencing the aggregate indebtedness of the Borrower to the Bank resulting from Revolving Credit Loans made by the Bank to the Borrower pursuant to this Agreement.

         "Special Acquisition" means a Permitted Acquisition for which the amount of Revolving Credit Loans requested by the Borrower exceeds $5,000,000.00 or which results in the Commitment or the Loans made hereunder being classified as a Highly Leveraged Transaction and which also meets each of the following criteria:

                  (i) it shall have delivered to the Bank (x) a term sheet, acquisition agreement or other document outlining the proposed terms and conditions of the Special Acquisition and such other documents or agreements as the Bank may reasonably request, (y) such financial information as the Bank may reasonably request, including, but not limited to: (1) financial statements for the past three (3) fiscal years for the Person to be acquired (or if such Person has not been in existence for three (3) years, for such period of existence but not less than one (1) fiscal year) and (2) a pro forma balance sheet and income statement for the Borrower for a period of one (1) year following such Special Acquisition which shall demonstrate compliance with all of the covenants of this Agreement, and (z) a certificate from the President or Chief Financial Officer of the Borrower certifying that the Special Acquisition shall meet all of the conditions of this Agreement and shall not result in the Borrower failing to meet the covenants set forth in Section 5.03; and

                  (ii) the Bank shall have approved, in its sole discretion, such approval not to be unreasonably withheld, such Special Acquisition. The Bank shall have ten (10) Business Days to approve or disapprove such Special Acquisition after all of the information required by (i) above shall have been delivered to the Bank.

         "Subordinated Debt" means Debt of any Person, the repayment of which the obligee has agreed in writing, on terms which have been approved by the Bank in advance in writing, shall be subordinate and junior to the rights of the Bank with respect to Debt owing from such Person to the Bank.

         "Subsidiary" means, as to any Person, any corporation, partnership or joint venture whether now existing or hereafter organized or acquired: (i) in the case of a corporation, of which a majority of the securities having ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) are at the time owned by such Person and/or one or more Subsidiaries of such Person or (ii) in the case of a partnership or joint venture of which a majority of the partnership or other ownership interests are at the time owned by such Person and/or one or more of its Subsidiaries.

         "Term Loan" shall have the meaning assigned in Section 2.01 hereof.

         "Term Loan Note" means a promissory note of the Borrower payable to the order of the Bank, in substantially the form of Exhibit A annexed hereto, evidencing the indebtedness of the Borrower to the Bank resulting from the Term Loan to be made by the Bank to the Borrower pursuant to the Agreement.

         "Total Unsubordinated Liabilities" means Total Liabilities less Subordinated Debt.

         "Total Unsubordinated Liabilities to Adjusted Net Worth plus Subordinated Debt Ratio" means the ratio, for the Borrower only, of (i) Total Unsubordinated Liabilities to (ii) Adjusted Net Worth plus Subordinated Debt.

         SECTION 1.02. Computation of Time Periods. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to and including".

         SECTION 1.03. Accounting Terms. Except as otherwise herein specifically provided, each accounting term used herein shall have the meaning given to it under GAAP.

                                   ARTICLE II

                          AMOUNT AND TERMS OF THE LOANS

         SECTION 2.01. The Term Loan. The Bank agrees, on the date of this Agreement, on the terms and conditions of this Agreement and in reliance upon the representations and warranties set forth in this Agreement, to lend to the Borrower the principal amount of Four Million Five Hundred Thousand ($4,500,000.00) Dollars, and the Borrower agrees to borrow such amount from the Bank by executing and delivering to the Bank the Term Loan Note. The Term Loan, or portions thereof, shall be a Prime Rate Loan or a Fixed Rate Loan (or a combination thereof) as the Borrower may request subject to and in accordance with Section 2.02 hereof.

         SECTION 2.02. Notice of Term Loan Designations. (a) The Borrower may elect to designate the Term Loan (or a portion thereof) as a Prime Rate Loan or a Fixed Rate Loan by so specifying in the irrevocable notice given pursuant to this Section 2.02; provided, however, that each Fixed Rate Loan for any specific Interest Period shall be in the minimum principal amount of $1,000,000.00 and in minimum increased multiples of $500,000.00.

         (b) The Borrower shall give the Bank irrevocable written, telex, telephonic (immediately confirmed in writing) or facsimile notice (i) prior to 10:00 a.m. on the day of such Loan of each election to designate the Term Loan (or a portion thereof) as a Fixed Rate Loan (subject to availability) and (ii) prior to 11:00 a.m. on the day of such Loan of each election to designate the Term Loan (or a portion thereof) as a Prime Rate Loan, in each case specifying the date (which shall be a Business Day) and the aggregate principal amount of such Loan and, if any portion thereof is to consist of one or more Fixed Rate Loans, the respective principal amounts and Interest Periods for each such Fixed Rate Loan; provided that if the Borrower shall request a Fixed Rate Loan when such Loans are not available, fail to specify the duration of the Interest Period with regard to a requested Fixed Rate Loan or fail to specify the type of Loan requested, the request shall be deemed to be a request for a Prime Rate Loan.

         (c) The Borrower may elect to continue Fixed Rate Loans constituting the Term Loan from one Interest Period into a subsequent Interest Period or convert a Prime Rate Loan into a Fixed Rate Loan (subject to availability) by giving the Bank prior written, telex, telephonic (immediately confirmed in writing) or facsimile irrevocable notice of its intention to do so in accordance with the provisions of subsection (b) above. If no such election is made, or if an election is made to continue a Fixed Rate Loan at the end of its Interest

Period when such Loans are not available, such Fixed Rate Loan shall automatically convert into a Prime Rate Loan upon the expiration of such Interest Period.

         SECTION 2.03. Term Loan Note. The Term Loan shall be evidenced by the Term Loan Note of the Borrower. The Term Loan Note shall be dated the date hereof and shall mature on the Maturity Date at which time the entire outstanding principal balance and all interest thereon shall be due and payable. The Term Loan Note shall be entitled to the benefits and subject to the provisions of this Agreement.

         SECTION 2.04. Repayment of Term Loan Note. The principal balance of the Term Loan Note shall be payable in twenty (20) quarterly installments, each due on the first Business Day of each quarter beginning on April 1, 1996 and continuing on the first Business Day of each calendar quarter thereafter. Each of the first nineteen (19) such quarterly principal installments shall be in the amount of $140,000.00 and the twentieth (20th) such quarterly principal installment shall be in an amount equal to the then outstanding principal balance of the Term Loan Note.

         SECTION 2.05. Payment of Interest on the Term Loan Note. (a) In the case of a Prime Rate Loan, interest shall be payable at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal at all times to the Prime
Rate plus one half of one (1/2%) percent. Such interest shall be payable on each Interest Payment Date, commencing with the first Interest Payment Date after the date of such Prime Rate Loan, on each Interest Determination Date and on the Maturity Date. Any change in the rate of interest on the Term Loan Note due to a change in the Prime Rate shall take effect as of the date of such change in the Prime Rate.

         (b) In the case of a Fixed Rate Loan, interest shall be payable at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the Fixed Rate. Such interest shall be payable on each Interest Payment Date, commencing with the first Interest Payment Date after the date of such Fixed Rate Loan, on each Interest Determination Date and on the Maturity Date.

         SECTION 2.05. Use of Proceeds. The proceeds of the Term Loan shall be used by the Borrower to refinance existing Revolving Credit Loans. No part of the proceeds of the Term Loan may be used for any purpose that directly or indirectly violates or is inconsistent with, the provisions of Regulation G, T, U or X.

         SECTION 2.06. The Revolving Credit Loans. The Bank agrees, on the date of this Agreement, and on the terms and conditions and in reliance upon the representations and warranties hereinafter set forth in this Agreement, to lend to the Borrower prior to the Maturity Date such amounts as the Borrower may request from time to time (individually, a "Revolving Credit Loan" or collectively, the "Revolving Credit Loans"), which amounts may be borrowed, repaid and reborrowed, provided, however, that the aggregate amount of such Revolving Credit Loans outstanding at any one time shall not exceed Seven Million Five Hundred Thousand ($7,500,000.00) Dollars (the "Commitment"), or such lesser amount of the Commitment as may be reduced pursuant to Section 2.6 hereof.

         Each Revolving Credit Loan shall be a Prime Rate Loan or a Fixed Rate Loan (or a combination thereof) as the Borrower may request subject to and in accordance with Section 2.07. Subject to the other provisions of this Agreement, Revolving Credit Loans of more than one type may be outstanding at the same time.

         SECTION 2.07.  Notice of Revolving Credit Loans.

         The Borrower shall give the Bank irrevocable written, telex, telephonic (immediately confirmed in writing) or facsimile notice (i) prior to 10:00 a.m. on the day of each Revolving Credit Loan comprised in whole or in part of one or more Fixed Rate Loans, and (ii) prior to 11:00 a.m. on the day of each Revolving Credit Loan consisting solely of a Prime Rate Loan. Nothing herein shall require the Bank to approve an Acquisition Loan for a Special Acquisition earlier than within the time period set forth in the definition of "Special Acquisition". Such notice shall specify the date of such borrowing, the amount thereof and whether such Loan is to be (or what portion or portions thereof are to be) a Prime Rate Loan or a Fixed Rate Loan and, if such Loan or any portion therefore is to consist of one or more Fixed Rate Loans, the principal amounts thereof and Interest Period or Interest Periods with respect thereto. If no election as to a type of Loan is specified in such notice, or if no election as to the Interest Period is specified in such notice with respect to any Fixed Rate Loan, or if a Fixed Rate Loan is requested when such Loans are not available, then in each such case the Borrower shall be deemed to have requested a Prime Rate Loan.

         (b) The Borrower may elect, subject to the provisions of this Agreement, to continue a Fixed Rate Loan or a portion thereof from one Interest Period into a subsequent Interest Period by giving the Bank such notice as the Bank may, in its sole discretion require from time to time, which notice shall be written, telex, telephonic (immediately confirmed in writing) or facsimile irrevocable notice, of its intention to do so (subject to availability). If no such election is made, or if an election is made to continue a Fixed Rate Loan at the end of its Interest Period when such Loans are not available, such Fixed

Rate Loan shall automatically be converted to a Prime Rate Loan on the expiration of such Interest Period. Such election shall be otherwise subject to the provisions of Section 2.07(a) hereof.

         SECTION 2.08. Revolving Credit Note. Each Revolving Credit Loan shall be (i) in the case of each Prime Rate Loan in the minimum principal amount of $100,000.00, and in minimum multiples of $100,000.00 thereafter and (ii) in the case of each Fixed Rate Loan in the minimum principal amount of $500,000.00 Dollars and in minimum multiples of $100,000.00 thereafter (except that, if any such Prime Rate Loan so requested shall exhaust the remaining available Commitment, such Prime Rate Loan may be in an amount equal to the amount of the remaining available Commitment), and shall be evidenced by the Revolving Credit Note of the Borrower. The Revolving Credit Note shall be dated the date hereof and be in the principal amount of $7,500,000.00, and shall mature on the Conversion Date, at which time the entire outstanding principal balance and all interest thereon shall be due and payable. The Revolving Credit Note shall be entitled to the benefits and subject to the provisions of this Agreement.

         At the time of the making of each Revolving Credit Loan and at the time of each payment of principal thereon, the holder of the Revolving Credit Note is hereby authorized by the Borrower to make a notation on the schedule annexed to the Revolving Credit Note of the date and amount, and the type and Interest Period of the Revolving Credit Loan or payment, as the case may be. Failure to make a notation with respect to any Revolving Credit Loan shall not limit or otherwise affect the obligation of the Borrower hereunder or under the Revolving Credit Note with respect to such Revolving Credit Loan, and any payment of principal on the Revolving Credit Note by the Borrower shall not be affected by the failure to make a notation thereof on said schedule.

         SECTION 2.09.  Conversion Date; Making of the Converted Term Loan.

         (a) The Borrower shall be obligated to pay to the Bank on the Conversion Date the then outstanding principal amount of the Revolving Credit Loans and all accrued but unpaid interest thereon. The Bank agrees, upon the terms and subject to the conditions hereof, including, but without limitation, the conditions of Section 3.03 hereof, and provided that no Default or Event of Default shall have occurred and be continuing, to make a term loan (the "Converted Term Loan") to the Borrower, on the Conversion Date in a maximum amount equal to the aggregate principal amount of Acquisition Loans then outstanding under the Revolving Credit Note. All other amounts outstanding under the Revolving Credit Note shall be paid in full on the Conversion Date.

         (b) Upon three (3) Business Days prior written notice to the Bank, the Borrower may request the Bank to make the Converted Term Loan prior to the Converted Term Loan Maturity Date and the Bank agrees, upon the terms and subject to the conditions hereof, including, but without limitation, the conditions of Section 3.03 hereof, and provided that no Default or Event of Default shall have occurred and be continuing, to make the Converted Term Loan on the date so requested (the "Optional Conversion Date").

         (c) The Bank shall make the Converted Term Loan by crediting the amount thereof towards the repayment of the principal amount of Acquisition Loans outstanding under the Revolving Credit Note.

         (d) The Converted Term Loan shall be a Prime Rate Loan or a Fixed Rate Loan (or a combination thereof) as the Borrower may request subject to and in accordance with Section 2.10 hereof. Subject to the provisions of this Agreement, the Converted Term Loan may consist of Loans of more than one type outstanding at the same time.

         SECTION 2.10.  Notice of Converted Term Loan Designations.

         (a) The Borrower may elect to designate the Converted Term Loan (or a portion thereof) as a Prime Rate Loan or a Fixed Rate Loan by so specifying in the irrevocable notice given pursuant to this Section 2.10; provided, however, that each Fixed Rate Loan for any specific Interest Period shall be in the minimum principal amount of $500,000.00 and in minimum multiples of $100,000.00 thereafter.

         (b) The Borrower shall give the Bank irrevocable written, telex, telephonic (immediately confirmed in writing) or facsimile notice (i) prior to 10:00 a.m. on the day of such Loan of each election to designate the Converted Term Loan (or a portion thereof) as a Fixed Rate Loan (subject to availability) and (ii) prior to 11:00 a.m. on the day of such Loan of each election to designate the Converted Term Loan (or a portion thereof) as a Prime Rate Loan, in each case specifying the date (which shall be a Business Day) thereof and the aggregate principal amount and, if any portion thereof is to consist of one or more Fixed Rate Loans, the respective principal amounts and Interest Periods for each such Fixed Rate Loan; provided that if the Borrower shall request a Fixed Rate Loan when such Loans are not available, fail to specify the duration of the Interest Period with regard to a requested Fixed Rate Loan or fail to specify the type of Loan requested, the request shall be deemed to be a request for a Prime Rate Loan.

         (c) The Borrower may elect to continue Fixed Rate Loans constituting the Converted Term Loan from one Interest Period into a subsequent Interest

Period or convert a Prime Rate Loan to a Fixed Rate Loan (subject to availability) by giving the Bank prior written, telex, telephonic (immediately confirmed in writing) or facsimile irrevocable notice of its intention to do so in accordance with the provisions of subsection (b) above. If no such election is made, or if an election is made to continue a Fixed Rate Loan at the end of its Interest Period when such Loans are not available, such Fixed Rate Loan shall automatically convert into a Prime Rate Loan upon the expiration of such Interest Period.

         SECTION 2.11. Converted Term Loan Note. The Converted Term Loan shall be evidenced by the Converted Term Loan Note of the Borrower. The Converted Term Loan Note shall be dated the Conversion Date or the Optional Conversion Date, as appropriate, and shall mature on the Converted Term Loan Maturity Date at which time the entire outstanding principal balance and all interest thereon shall be due and payable. The Converted Term Loan Note shall be entitled to the benefits and subject to the provisions of this Agreement.

         SECTION 2.12. Repayment of Converted Term Loan Note. The principal balance of the Converted Term Loan Note shall be payable in twenty (20) quarterly installments, due on the first Business Day of each calendar quarter beginning on the second such day after the Conversion Date (or the first such day after the Optional Conversion Date, as applicable), and continuing on the first Business Day of each calendar quarter thereafter, each such installment being in an amount equal to 1/20th of the principal amount of the Converted Term Loan.

         SECTION 2.13. Payment of Interest on the Revolving Credit Note and the Converted Term Loan Note.

         (a) In the case of a Prime Rate Loan, interest shall be payable at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal at all times to the Prime Rate plus one half of one (1/2%) percent. Such interest shall be payable on each Interest Payment Date, commencing with the first Interest Payment Date after the date of such Prime Rate Loan, on each Interest Determination Date, on the Conversion Date and on the Converted Term Loan Maturity Date. Any change in the rate of interest on the Revolving Credit Note or the Converted Term Loan Note due to a change in the Prime Rate shall take effect as of the date of such change in the Prime Rate.

         (b) In the case of a Fixed Rate Loan, interest shall be payable at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the Fixed Rate. Such interest shall be payable on each Interest Payment Date, commencing with the first Interest Payment Date after the date of such Fixed Rate Loan, on each Interest Determination Date, on the Conversion Date and on the Converted Term Loan Maturity Date.

         SECTION 2.14. Use of Proceeds. The proceeds of the Revolving Credit Loans shall be used by the Borrower (i) to refinance existing Debt owing from the Borrower to the Bank under that certain Credit Agreement between the Borrower and Manufacturers Hanover Trust Company dated as of March 27, 1990, as amended, (ii) to finance Permitted Acquisitions and Special Acquisitions and
(iii) for working capital. The proceeds of the Converted Term Loan shall be used by the Borrower exclusively to refinance the outstanding principal balance of Acquisition Loans. No part of the proceeds of any Loan may be used for any purpose that directly or indirectly violates or is inconsistent with, the provisions of Regulations G, T, U or X.

         SECTION 2.15. Commitment Fee. The Borrower agrees to pay to the Bank from the date of this Agreement and for so long as the Commitment remains outstanding, on the first Business Day of each calendar quarter a commitment fee computed at the rate of one-eighth of one (1/8%) percent per annum (computed on the basis of the actual number of days elapsed over 360 days) on the average daily unused amount of the Commitment, such commitment fee being payable for the calendar quarter, or part thereof, preceding the payment date.

         SECTION 2.16. Reduction of Commitment. Upon at least three (3) Business Days' written notice, the Borrower may irrevocably elect to have the unused Commitment terminated in whole or reduced in part provided, however, that any such partial reduction shall be in a minimum amount of $500,000.00, or whole multiples thereof. The Commitment, once terminated or reduced, shall not be reinstated without the express written approval of the Bank.

         SECTION 2.17. Prepayment. (a) The Borrower shall have the right at any time and from time to time to prepay any Prime Rate Loan, in whole or in part, without premium or penalty on the same day on which telephonic notice is given to the Bank (immediately confirmed in writing) of such prepayment provided, however, that each such prepayment shall be on a Business Day and shall be in an aggregate principal amount which is an integral multiple of $100,000.00.

         (b) The Borrower shall have the right at any time and from time to time, subject to the provisions hereof and of Section 2.18, to prepay any Fixed Rate Loan, in whole or in part upon at least one (1) Business Day prior irrevocable written notice to the Bank; provided, however, that each such prepayment shall be on a Business Day and shall be in an aggregate principal amount which is an integral multiple of $250,000.00.

         (c) The notice of prepayment under this Section 2.17 shall set forth the prepayment date and the principal amount of the Loan being prepaid and shall be irrevocable and shall commit the Borrower to prepay such Loan by the amount and on the date stated therein. All prepayments shall be accompanied by accrued interest on the principal amount being prepaid to the date of prepayment. Each prepayment under this Section 2.17 shall be applied first towards unpaid interest on the amount being prepaid and then towards the principal in whole or partial prepayment of Loans by the Borrower. In the absence of such specification, amounts being prepaid shall be applied first to any Prime Rate Loan then outstanding and then to Fixed Rate Loans in the order of the expiration of their respective Interest Periods. In the case of the Term Loan and the Converted Term Loan, all partial prepayments of Loans shall be applied to installments of principal of the Term Loan or the Converted Term Loan, as the case may be, in the inverse order of maturity.

         SECTION 2.18. Reimbursement by Borrower. (a) The Borrower shall reimburse the Bank upon the Bank's demand for any loss incurred or to be incurred by it in the reemployment of the funds released by any prepayment or conversion of any Fixed Rate Loan required or permitted by this Agreement, if such Loan is prepaid or converted (whether voluntarily or by acceleration) other than on the last day of the Interest Period for such Loan, or if the Borrower fails to borrow the Fixed Rate Loan (or is not able to borrow because of an Event of Default or for any other reason hereunder) after having given the irrevocable notice provided by Sections 2.02, 2.07 or 2.10 of this Agreement. Such loss shall be the product of (i) the difference as determined by the Bank between (x) the rate of interest applicable to such Fixed Rate Loan being prepaid or converted for the remainder of the Interest Period and (y) the rate of interest payable on United States Treasury obligations in an amount and with a maturity similar to such Loan or Loans times (ii) the aggregate amount of principal so prepaid or converted times (iii) the number of days remaining in the applicable Interest Period divided by 360.

         SECTION 2.19. Increased Costs. If, after the date of this Agreement, the adoption of, or any change in, any applicable law, regulation, rule or directive, or any interpretation thereof by any authority charged with the administration or interpretation thereof:

                  (i) subjects the Bank to any tax with respect to its Commitment, the Notes or on any amount paid or to be paid under or pursuant to this Agreement or the Notes (other than any tax measured by or based upon the overall net income of the Bank);

                  (ii) changes the basis of taxation of payments to the Bank of any amounts payable hereunder (other than any tax measured by or based upon the overall net income of the Bank);

                  (iii) imposes, modifies or deems applicable any reserve, capital adequacy or deposit requirements against any assets held by, deposits with or for the account of, or loans made by, the Bank; or

                  (iv) imposes on the Bank any other condition affecting its Commitment, the Notes or this Agreement; and the result of any of the foregoing is to increase the cost to the Bank of maintaining this Agreement or the Commitment or making the Loans, or to reduce the amount of any payment (whether of principal, interest or otherwise) receivable by the Bank or to require the Bank to make any payment on or calculated by reference to the gross amount of any sum received by it, in each case by an amount which the Bank in its sole judgment deems material, then and in any such case:

                  (a) the Bank shall promptly advise the Borrower of such event, together with the date thereof, the amount of such increased cost or reduction or payment and the way in which such amount has been calculated; and

                  (b) the Borrower shall pay to the Bank, within ten (10) days after the advice referred to in subsection (a) hereinabove, such an amount or amounts as will compensate the Bank for such additional cost, reduction or payment for so long as the same shall remain in effect.

                  The determination of the Bank as to additional amounts payable pursuant to this Section 2.19 shall be conclusive evidence of such amounts absent manifest error.

         SECTION 2.20. Capital Adequacy. If the Bank shall have determined that the applicability of any law, rule, regulation or guideline, or the adoption after the date hereof of any other law, rule, regulation or guideline regarding capital adequacy, or any change in any of the foregoing or in the interpretation or administration of any of the foregoing by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank (or any lending office of the Bank) or the Bank's holding company with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the Bank's capital or on the capital of the Bank's holding company, if any, as a consequence of its obligations hereunder to a level below that which the Bank or the Bank's holding company could have achieved but for such adoption, change or compliance (taking into consideration the Bank's policies and the policies of the Bank's holding company with respect to capital adequacy) by an amount deemed by the Bank to be material, then from time to time the Borrower shall pay to the Bank such additional amount or amounts as will compensate the Bank or the Bank's holding company for any such reduction suffered.

         SECTION 2.21. Change in Legality. (a) Notwithstanding anything to the contrary contained elsewhere in this Agreement, if any change after the date hereof in law, rule, regulation, guideline or order, or in the interpretation thereof by any governmental authority charged with the administration thereof, shall make it unlawful for the Bank to make or maintain any Fixed Rate Loan or to give effect to its obligations as contemplated hereby with respect to a Fixed Rate Loan, then, by written notice to the Borrower, the Bank may:

                           (i) declare that Fixed Rate Loans will not thereafter be made hereunder, whereupon the Borrower shall be prohibited from requesting such Fixed Rate Loans hereunder unless such declaration is subsequently withdrawn; and

                  (ii) require that, subject to the provisions of Section 2.18, all outstanding Fixed Rate Loans made by it be converted to a Prime Rate Loan, whereupon all of such Fixed Rate Loans shall be automatically converted to a Prime Rate Loan as of the effective date of such notice as provided in paragraph (b) below.

                  (b) For purposes of this Section 2.21, a notice to the Borrower by the Bank pursuant to paragraph (a) above shall be effective, for the purposes of paragraph (a) above, if lawful, and if any Fixed Rate Loans shall then be outstanding, on the last day of the then current Interest Period; otherwise, such notice shall be effective on the date of receipt by the Borrower.

         SECTION 2.22. Indemnity. The Borrower will indemnify the Bank against any loss or expense which the Bank may sustain or incur as a consequence of any default in payment or prepayment of the principal amount of any Loan or any part thereof or interest accrued thereon, as and when due and payable (at the due date thereof, by notice of prepayment or otherwise), or the occurrence of any Event of Default, including but not limited to any loss or expense sustained or incurred in liquidating or employing deposits from third parties acquired to affect or maintain such Loan or any part thereof. When claiming under this
Section 2.22, the Bank shall provide to the Borrower a statement, signed by an officer of the Bank, explaining the amount of any such loss or expense

(including the calculation of such amount), which statement shall, in the absence of manifest error, be conclusive with respect to the parties hereto.

         SECTION 2.23. Change in LIBOR; Availability of Rates. In the event, and on each occasion, that, on the day the interest rate for any Fixed Rate Loan is to be determined, the Bank shall have determined (which determination, absent manifest error, shall be conclusive and binding upon the Borrower) that reasonable means do not exist for ascertaining the rate of interest to be applied to such Fixed Rate Loan, Loans based on such rate (or rates) shall be unavailable. The Bank shall, as soon as practicable thereafter, given written, telex or telephonic notice of such determination of unavailability to the Borrower. Any request by the Borrower for an unavailable Fixed Rate Loan shall be deemed to be a request for a Prime Rate Loan.

         SECTION 2.24. Authorization to Debit Borrower's Account. The Bank is hereby authorized to debit the Borrower's account maintained with the Bank for
(i) all scheduled payments of principal and/or interest under the Notes, and
(ii) the commitment fee and all other amounts due hereunder; all such debits to be made on the days such payments are due in accordance with the terms hereof.


         SECTION 2.25. Late Charges, Default Interest. (a) If the Borrower shall default in the payment of any principal installment of or interest on any Loan or any other amount becoming due hereunder, the Borrower shall pay interest, to the extent permitted by law, on such defaulted amount up to the date of actual payment (after as well as before judgment) at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to two (2%) percent in excess of the interest rate otherwise in effect with respect to the type of Loan in connection with which the required payments have not been made.

         (b) Upon the occurrence and during the continuation of an Event of Default, the Borrower shall pay interest on all amounts owing under the Notes and this Agreement (after as well as before judgment) at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to two (2%) percent in excess of the interest rate otherwise in effect hereunder.

         SECTION 2.26. Payments. All payments by the Borrower hereunder or under the Notes shall be made in U.S. dollars in immediately available funds at the office of the Bank by 12:00 noon, New York City time on the date on which such payment shall be due. Interest on the Notes shall accrue from and including the date of each Loan to but excluding the date on which such Loan is paid in full or refinanced with a Loan of a different type.

         SECTION 2.27. Interest Adjustments. (a) If the provisions of this Agreement or the Notes would at any time otherwise require payment by the Borrower to the Bank of any amount of interest in excess of the maximum amount then permitted by applicable law the interest payments shall be reduced to the extent necessary so that the Bank shall not receive interest in excess of such maximum amount. To the extent that, pursuant to the foregoing sentence, the Bank shall receive interest payments hereunder or under the Notes in an amount less than the amount otherwise provided, such deficit (hereinafter called the "Interest Deficit") will cumulate and will be carried forward (without interest) until the termination of this Agreement. Interest otherwise payable to the Bank hereunder and under the Notes for any subsequent period shall be increased by such maximum amount of the Interest Deficit that may be so added without causing the Bank to receive interest in excess of the maximum amount then permitted by applicable law.

         (b) The amount of the Interest Deficit shall be treated as a prepayment penalty and paid in full at the time of any optional prepayment by the Borrower to the Bank of the Term Loan or the Converted Term Loan. The amount of the Interest Deficit relating to the Term Loan Note or the Converted Term Loan Note at the time of any complete payment of such Notes at that time outstanding (other than an optional prepayment thereof) shall be cancelled and not paid.

         SECTION 2.28. Participations, Etc. The Bank shall have the right at any time, with or without notice to the Borrower, to sell, assign, transfer or negotiate all or any part of the Term Loan Note, Revolving Credit Note or the Converted Term Loan Note or the Commitment or grant participations therein to one or more banks (foreign or domestic, including an affiliate of the Bank), insurance companies or other financial institutions, pension funds or mutual funds. The Borrower and the Guarantors agree and consent to the Bank providing financial and other information regarding their business and operations to prospective purchasers or participants and further agree that to the extent that the Bank should sell, assign, transfer or negotiate all or any part of the Notes or the Commitment, the Bank shall be forever released and discharged from its obligations under the Notes, the Commitment and this Agreement to the extent same is sold, assigned, transferred or negotiated.

                                   ARTICLE III

                              CONDITIONS OF LENDING


         SECTION 3.01. Conditions Precedent to the Making of the Term Loan and the Initial Revolving Credit Loan. The obligation of the Bank to make the Term Loan and the initial Revolving Credit Loan contemplated by this Agreement is subject to the condition precedent that the Bank shall have received from the Borrower and the Guarantors on or before the date of this Agreement the following, each dated such day, in form and substance satisfactory to the Bank and its counsel:

         (a) The Term Loan Note and the Revolving Credit Note, each duly executed and payable to the order of the Bank.

         (b) Certified (as of the date of this Agreement) copies of the resolutions of the Board of Directors of the Borrower authorizing the Loans and authorizing and approving this Agreement and the other Loan Documents and the execution, delivery and performance thereof and certified copies of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement and the other Loan Documents.

         (c) Certified (as of the date of this Agreement) copies of the resolutions of the Boards of Directors and the shareholders of each of the Guarantors, authorizing and approving this Agreement, their Guaranties and any other Loan Document applicable to the Guarantors, and the execution, delivery and performance thereof and certified copies of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement, their Guaranties and the other Loan Documents.

         (d) A certificate of the Secretary or an Assistant Secretary (attested to by another officer) of the Borrower certifying: (i) the names and true signatures of the officer or officers of the Borrower authorized to sign this Agreement, the Notes and the other Loan Documents to be delivered hereunder on behalf of the Borrower; and (ii) a copy of the Borrower's by-laws as complete and correct on the date of this Agreement.

         (e) A Certificate of the Secretary or an Assistant Secretary (attested to by another officer) of each of the Guarantors certifying (i) the names and true signatures of the officer or officers of the Guarantors authorized to sign this Agreement, their Guaranties and any other Loan Documents to be delivered hereunder on behalf of the Guarantors; (ii) a copy of each of the Guarantors' by-laws as complete and correct on the date of this Agreement; and (iii) the stock ownership of each Guarantor.

         (f) Copies of the certificate of incorporation and all amendments thereto of the Borrower and the Guarantors certified in each case by the Secretary of State (or equivalent officer) of the state of incorporation of each of the Borrower and the Guarantors and a certificate of existence and good standing with respect to the Borrower and the Guarantors from the Secretary of State (or equivalent officer) of the state of incorporation of the Borrower and the Guarantors) and from the Secretary of State (or equivalent officer) of any state in which the Borrower or the Guarantors are authorized to do business.

         (g) An opinion of Tenzer, Greenblatt, Fallon & Kaplan, Esqs., counsel for the Borrower and the Guarantors as to certain matters referred to in Article IV hereof and as to such other matters as the Bank or its counsel may reasonably request.

         (h) From each of the Guarantors, an executed Guaranty.

         (i) From the Borrower, a copy of the consolidated balance sheet and income statement for the Borrower and its Consolidated Affiliates for the six month period ended July 1, 1995, together with all supporting schedules and certified by the Borrower's Chief Financial Officer, the review of which shall be satisfactory to the Bank in all respects.

         (j) From the Borrower, a copy of the balance sheet and income statement for the Borrower only for the six month period ended July 1, 1995, together with all supporting schedules and certified by the Borrower's Chief Financial Officer, the review of which shall be satisfactory to the Bank in all respects.

         (k) From the Borrower, written notice to terminate the Credit Agreement between the Borrower and Manufacturers Hanover Trust
Company dated as of March 27, 1990, as amended.

         (l) The following statements shall be true and the Bank shall have received a certificate signed by the President or Chief Financial Officer of the Borrower and each Guarantor dated the date hereof, stating that:

                  (a) The representations and warranties contained in
Article IV of this Agreement and in the Guaranties are true and correct on and as of such date; and

                  (b) No Default or Event of Default has occurred and is continuing, or would result from the making of the Term Loan or the initial Revolving Credit Loan.

         (m) All legal matters incident to this Agreement and the Loan transactions contemplated hereby shall be satisfactory to Cullen and Dykman, counsel to the Bank.

         (n) Receipt by the Bank of such other approvals, opinions or documents as may be required or as the Bank or its counsel may reasonably request.

         (o) Receipt by the Bank of its facility fee for the Term Loan in the amount of $15,000.00 and receipt of all other fees and expenses of the Bank incurred in connection with this Agreement, including, without limitation, the reasonable fees and expenses of the Bank's counsel.

         SECTION 3.02. Conditions Precedent to All Revolving Credit Loans. The obligations of the Bank to make each Revolving Credit Loan (including the initial Revolving Credit Loan) shall be subject to the further condition precedent that on the date of such Revolving Credit Loan:

         (1) The following statements shall be true and correct and, if requested, the Bank shall have received a certificate signed by the President or the Chief Financial Officer of the Borrower and each Guarantor dated the date of such Revolving Credit Loan, stating that:

                  (a) The representations and warranties contained in Article IV of this Agreement and in the Guaranties are true and correct on and as of such date as though made on and as of such date; and

                  (b) No Default or Event of Default has occurred and is continuing, or would result from such Revolving Credit Loan. Each request for a Revolving Credit Loan shall be deemed a certification by the Borrower that the statements in (a) and (b) are true and correct on the date of such Loan.

         (2) The Bank shall have received such other approvals, opinions or documents as may be required or as the Bank may reasonably request.

         (3) If the requested Revolving Credit Loan is an Acquisition Loan for a Permitted Acquisition or a Special Acquisition, the Bank shall have received the information set forth in the definitions of "Permitted Acquisition" or "Special Acquisition" as applicable.

         SECTION 3.03. Conditions Precedent to the Converted Term Loan. The obligation of the Bank to make the Converted Term Loan shall be subject to the condition precedent that the Bank shall have received on or before the Conversion Date or the Optional Conversion Date, as applicable, all of the documents required by Sections 3.01 and 3.02 and each of the following, in form and substance satisfactory to the Bank and its counsel:

         (1)  The Converted Term Loan Note duly executed by the
Borrower.

         (2) The following statements shall be true and the Bank shall have received a certificate signed by the President or the Chief Financial Officer of the Borrower and each Guarantor dated the date of the Converted Term Loan stating that

               (a) The representations and warranties contained in
Article IV of this Agreement and the Guaranties are true and correct on and as of such date as though made on and as of such date; and

               (b) No Default or Event of Default has occurred and is continuing, or would result from the making of the Converted
Term Loan.

         (3) The Bank shall have received such other approvals, opinions, or documents as may be required or as the Bank or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES


         SECTION 4.01. Representations and Warranties. On the date hereof, on each date that the Borrower requests a Revolving Credit Loan and on the date of the Converted Term Loan the Borrower and each of the Guarantors represent and warrant as follows:

         (a) On the date hereof, the only Subsidiaries of the Borrower or a Guarantor are those set forth on Schedule 4.01(a) annexed hereto, which Schedule accurately sets forth with respect to each such Subsidiary, its name and address, any other addresses at which it conducts business, its state of incorporation and each other jurisdiction in which it is qualified to do business and the identity and share holdings of its stockholders. Schedule 4.01(a) may be amended by the Borrower from time to time. Except as set forth on
Schedule 4.01(a), all of the issued and outstanding shares of each Subsidiary which are owned by the Borrower or a Guarantor are owned by the Borrower or such Guarantor free and clear of any mortgage, pledge, lien or encumbrance. Except as set forth on Schedule 4.01(a) or in the Borrower's 10-K Report for the year ended December 31, 1994, there are not outstanding any warrants, options, contracts or commitments of any kind entitling any Person to redeem, purchase or otherwise acquire any shares of common or capital stock or other equity interest of the Borrower, any Guarantor or any Subsidiary of the Borrower or a Guarantor, nor are there outstanding any securities which are convertible into or exchangeable for any shares of the common or capital stock of the Borrower, any Guarantor or any Subsidiary of the Borrower or a Guarantor.

         (b) The Borrower and each Guarantor are each a corporation duly incorporated, validly existing and in good standing under the laws of their respective jurisdictions of incorporation and each has the corporate power to own its assets and to transact the business in which it is presently engaged and is duly qualified and is in good standing in all other jurisdictions where the failure to so qualify or remain in good standing could result in a Material Adverse Change in the Borrower or a Guarantor.

         (c) The execution, delivery and performance by the Borrower and each Guarantor of the Loan Documents to which they are a party are within the Borrower's and the Guarantors' corporate power and have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of the stockholders of the Borrower or Guarantors other than those which have been obtained; (ii) do not contravene the Borrower's or any of the Guarantors' certificates of incorporation, charters or by-laws; (iii) violate any provision of or any law, rule, regulation, contractual restriction, order, writ, judgment, injunction, or decree, determination or award binding on or affecting the Borrower or any Guarantor; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement, or any other agreement, lease or instrument to which the Borrower or any Guarantor is a party or by which it or its properties may be bound or affected; and (v) result in, or require, the creation or imposition of any Lien upon or with respect to any of the properties now owned or hereafter acquired by the Borrower or any Guarantor.

         (d) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower or any Guarantor of any Loan Document to which it is a party, except authorizations, approvals, actions, notices or filings which have been obtained, taken or made, as the case may be.

         (e) The Loan Documents when delivered hereunder will have been duly executed and delivered on behalf of the Borrower and each Guarantor, as the case may be, and will be legal, valid and binding obligations of the Borrower and each Guarantor, as the case may be, enforceable against the Borrower or such Guarantor in accordance with their respective terms.

         (f) The consolidated financial statements of the Borrower and its Consolidated Subsidiaries for the fiscal year ended December 31, 1994, copies of which have been furnished to the Bank, fairly present the financial condition of the Borrower and its Consolidated Subsidiaries as at such date and the results of operations of the Borrower and its Consolidated Subsidiaries for the period ended on such date, all in accordance with GAAP, and since such date there has been (i) no material increase in the liabilities of the Borrower or any Guarantor other than as disclosed in the Borrower's 10-Q Report for October 1, 1995 and (ii) no Material Adverse Change in the Borrower or any Guarantor.

         (g) The consolidated financial statements of the Borrower and its Consolidated Subsidiaries and the financial statements of the Borrower only, in each case for the six month period ended October 1, 1995, copies of which have been furnished to the Bank, fairly present the financial condition of the Borrower and its Consolidated Subsidiaries and the Borrower only, as the case may be, as at such date and the results of the Borrower and its Consolidated Subsidiaries and the Borrower only, as the case may be, for the period ended on such date, all in accordance with GAAP (subject to normal year-end adjustments), and since such date there has been (i) no material increase in the liabilities of the Borrower or any Guarantor and (ii) no Material Adverse Change in the Borrower or any Guarantor.


         (h) Except as set forth in Schedule 4.01(h) or in the Borrower's 10-K Report for December 1, 1994, there is no pending or threatened action, proceeding or investigation affecting the Borrower, any Guarantor or any Subsidiary of the Borrower or a Guarantor, before any court, governmental agency or arbitrator, which may either in one case or in the aggregate, result in a Material Adverse Change in the Borrower, any Guarantor or any such Subsidiary.

         (i) The Borrower and each Guarantor have filed all federal, state and local tax returns required to be filed and have paid all taxes, assessments and governmental charges and levies that are due, including interest and penalties.

         (j) The Borrower, each Guarantor and each Subsidiary of the Borrower or a Guarantor own, or are taking appropriate actions to secure the ownership of (and believe in good faith that, prior to obtaining such ownership, they are entitled to use) or are licensed to use all trademarks, tradenames, copyrights, technology, know-how and processes (the "Intellectual Property") necessary for the conduct of their business as currently conducted except for those of which the failure to own or license could not have a Material Adverse Effect on the Borrower, such Guarantor or such Subsidiary. To the best of the Borrower's and the Guarantors' knowledge, no claim is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does the Borrower or the Guarantors know of any valid basis for any such claim other than claims which, if adversely determined, would not have a Material Adverse Effect on the Borrower, a Guarantor or such Subsidiary. The use of such Intellectual Property does not infringe on the rights of any Person, except for such claims and infringements that, in the aggregate, do not have a Material Adverse Effect on the Borrower, a Guarantor or such Subsidiary.

         (k) Neither the Borrower nor any Guarantor is a party to any indenture, loan or credit agreement or any other agreement, lease or instrument or subject to any charter or corporate restriction which could result in a Material Adverse Change in the Borrower or any Guarantor and neither the Borrower nor any Guarantor is in default of any such agreement.

         (l) The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation G, T, U or X), and no proceeds of any Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock or in any other way which will cause the Borrower to violate the provisions of Regulations G, T, U or X.

         (m) No proceeds of any Loan will be used to acquire any security in any transaction which is subject to Sections 13 or 14 of the Securities Exchange Act of 1934.

         (n) The Borrower, each Guarantor and each Subsidiary of the Borrower or a Guarantor are in all material respects in compliance with all federal and state laws and regulations in all jurisdictions where the failure to comply with such laws or regulations could result in a Material Adverse Change in the Borrower, any of the Guarantors or any such Subsidiary.

         (o) The Borrower, each Guarantor, each Subsidiary of the Borrower or a Guarantor and each ERISA Affiliate are in compliance in all material respects with all applicable provisions of ERISA. Neither a Reportable Event nor a Prohibited Transaction has occurred and is continuing with respect to any Plan; no notice of intent to terminate a Plan has been filed nor has any Plan been terminated; no circumstances exist which constitute grounds under Section 4042 of ERISA entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administrate, a Plan, nor has the PBGC instituted any such proceedings; neither the Borrower, any Guarantor, any Subsidiary of the Borrower or a Guarantor, nor any ERISA Affiliate has completely or partially withdrawn under Sections 4201 or 4204 of ERISA from a Multiemployer Plan; the Borrower, each Guarantor, each Subsidiary of the Borrower or a Guarantor and each ERISA Affiliate have met their minimum funding requirements under ERISA with respect to all of their Plans and the present fair market value of all Plan assets exceeds the present value of all vested benefits under each Plan, as determined on the most recent valuation date of the Plan in accordance with the provisions of ERISA for calculating the potential liability of the Borrower, any Guarantor, any such Subsidiary or any ERISA Affiliate to PBGC or the Plan under Title IV of ERISA; and neither the Borrower, any Guarantor, any such Subsidiary nor any ERISA Affiliate has incurred any liability to the PBGC under ERISA.

         (p) The Borrower, each Guarantor and each Subsidiary of the Borrower or a Guarantor are in compliance with all federal, state or local laws, ordinances, rules, regulations or policies governing Hazardous Materials and neither the Borrower, any Guarantor nor any such Subsidiary has used Hazardous Materials on, from, or affecting any property now owned or occupied or hereafter owned or occupied by the Borrower, any Guarantor or any such Subsidiary in any manner which violates federal, state or local laws, ordinances, rules, regulations or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of Hazardous Materials, and that to the best of the Borrower's, Guarantors' and such Subsidiaries' knowledge, no prior owner of any such property or any tenant, subtenant, prior tenant or prior subtenant have used Hazardous Materials on, from or affecting such property in any manner which violates federal, state or local laws, ordinances, rules, regulations, or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of Hazardous Materials.

         (q) The proceeds of the Term Loan, the Revolving Credit Loans and the Converted Term Loan shall be used exclusively for the purposes set forth in Sections 2.05 and 2.14 hereof.

         (r) The Borrower and the Guarantors have good title to the properties and assets used in connection with their respective business and such properties and assets are not subject to any Lien other than those described in Section 5.02(a) hereof.

         (s) Neither the business nor the properties of the Borrower, any Guarantor or any Subsidiary of the Borrower or a Guarantor are affected by any fire, explosion, accident, strike, hail, earthquake, embargo, act of God or of the public enemy, or other casualty (whether or not covered by insurance), which could result in a Material Adverse Change in the Borrower, any Guarantor or any such Subsidiary.

         (t) Intentionally omitted.

         (u) The Guarantors acknowledge they have derived or expect to derive a financial or other advantage from the Loans obtained by the Borrower from the Bank.

         (v) Schedule 4.01(v) is a complete and correct list of all credit agreements,indentures, purchase agreements, guaranties, Capital Leases, and other investments, agreements and arrangements presently in effect providing for or relating to extensions of credit (including agreements and arrangements for the issuance of letters of credit or for acceptance financing) in respect of which the Borrower or any Guarantor is in any manner directly or contingently obligated, and the maximum principal or face amounts of the credit in question, outstanding or to be outstanding, are correctly stated, and all Liens of any nature given or agreed to be given as security therefor are correctly described or indicated in such Schedule.

                                    ARTICLE V

                            COVENANTS OF THE BORROWER


         SECTION 5.01. Affirmative Covenants. So long as any amount shall remain outstanding under the Term Loan Note, the Revolving Credit Note or the Converted Term Loan Note, or so long as the Commitment shall remain in effect, the Borrower and the Guarantors will, unless the Bank shall otherwise consent in writing:

         (a) Compliance with Laws, Etc. Comply, and cause each Subsidiary of the Borrower or a Guarantor to comply, in all material respects with all applicable laws, rules, regulations and orders, where the failure to so comply could result in a Material Adverse Change in the Borrower, a Guarantor or any such Subsidiary.

         (b) Reporting Requirements. Furnish to the Bank: (i) Annual Financial Statements. As soon as available and in any event not later than two (2) weeks after submission to the Securities and Exchange Commission ("SEC"), a copy of the audited consolidated, and management prepared consolidating, financial statements of the Borrower and its Consolidated Subsidiaries for each fiscal year, including balance sheets with related statements of income and retained earnings and statements of cash flows, all in reasonable detail and setting forth in comparative form the figures for the previous fiscal year, together with an unqualified opinion, prepared by independent certified public accountants selected by the Borrower and satisfactory to the Bank, all such financial statements to be prepared in accordance with GAAP. Heidi's Frogen Yozurt Shoppes, Inc. is reported as an investment rather than as a consolidated Subsidiary.

         (ii) Quarterly Financial Statements. As soon as available and in any event not later than two (2) weeks after submission to the SEC, a copy of the consolidated and consolidating financial statements of the Borrower and its Consolidated Subsidiaries for each of the first three fiscal quarters of each fiscal year, including a balance sheet with related statements of income and retained earnings and a statement of cash flows, all in reasonable detail and setting forth in comparative form the figures for the comparable quarter for the previous fiscal year, certified by the Chief Financial Officer of the Borrower, all such financial statements to be prepared in accordance with GAAP. Heidi's Frogen Yozurt Shoppes, Inc. is reported as an investment rather than as a consolidated Subsidiary.

         (iii) Management Letters. Promptly upon receipt thereof, copies of any reports submitted to the Borrower or any Guarantor by independent certified public accountants in connection with examination of the financial statements of the Borrower and each Guarantor made by such accountants.

         (iv) Certificate of No Default. Simultaneously with the delivery of the financial statements referred to in Section 5.01(b)(i) and (ii), a certificate of the President or the Chief Financial Officer of the Borrower, (1) certifying that no Default or Event of Default has occurred and is continuing, or if a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof and the action which is proposed to be taken with respect thereto; and (2) with computations demonstrating compliance with the covenants contained in Section 5.03.

         (v) Intentionally Omitted.

         (vi) Notice of Litigation. Promptly after the commencement thereof, notice of all actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency, or instrumentality, domestic or foreign, affecting the Borrower, any Guarantor or any Subsidiary of the Borrower or a Guarantor which seeks recovery against the Borrower, a Guarantor or a Subsidiary (i) in an amount in excess of $250,000.00 or (ii) if determined adversely to the Borrower, any Guarantor or any such Subsidiary could result in a Material Adverse Change in the Borrower, any Guarantor or any such Subsidiary and notice of any material changes in any such proceedings previously reported to the Bank.

         (vii) Notice of Defaults and Events of Default. As soon as possible and in any event within five (5) days after the occurrence of each Default or Event of Default, a written notice setting forth the details of such Default or Event of Default and the action which is proposed to be taken by the Borrower with respect thereto.

         (viii) ERISA Reports. Promptly after the filing or receiving thereof, copies of all reports, including annual reports, and notices which the Borrower or any Guarantor, files with or receives from the PBGC or the U.S. Department of Labor under ERISA; and as soon as possible after the Borrower or any Guarantor knows or has reason to know that any Reportable Event or Prohibited Transaction has occurred with respect to any Plan or that the PBGC or the Borrower, any Guarantor or any such Subsidiary has instituted or will institute proceedings under Title IV of ERISA to terminate any Plan, the Borrower or such Guarantor will deliver to the Bank a certificate of the President or the Chief Financial Officer of the Borrower or such Guarantor setting forth details as to such Reportable Event or Prohibited Transaction or Plan termination and the action the Borrower or such Guarantor proposes to take with respect thereto.

         (ix) Reports to Other Creditors. Promptly after the furnishing thereof, copies of any statement or report furnished to any other party pursuant to the terms of any indenture, loan, or credit or similar agreement and not otherwise required to be furnished to the Bank pursuant to any other clause of this
Section 5.01(b).

         (x) Proxy Statements, Etc. Promptly after the sending or filing thereof, copies of all proxy statements, financial statements and reports which the Borrower or any Guarantor sends to its stockholders, and copies of all regular, periodic, and special reports, and all registration statements which the Borrower or any Guarantor files with the SEC or any governmental authority which may be substituted therefor, or with any national securities exchange.

         (xi) Material Adverse Change. Promptly upon the occurrence thereof, notify the Bank of any Material Adverse Change in the Borrower, any Guarantor or any Subsidiary of the Borrower or any Subsidiary.

         (xii) General Information. Such other information respecting the condition or operations, financial or otherwise, of the Borrower, any Guarantor or any Subsidiary of the Borrower or a Guarantor as the Bank may from time to time reasonably request.

                  (c) Taxes; Claims. Pay and discharge, and cause its Subsidiaries to pay and discharge, all taxes, assessments and governmental charges and all other charges and claims by other Persons upon it or them, its or their income and its or their properties prior to the dates on which such amounts are due or on which penalties are attached thereto, unless and only to the extent that (i) such taxes or other claims shall be contested in good faith and by appropriate proceedings by the Borrower, any Guarantor or any such Subsidiary, as the case may be, and (ii) there be adequate reserves therefor in accordance with GAAP entered on the books of the Borrower, any Guarantor or any such Subsidiary.

         (d) Corporate Existence. Preserve and maintain, and cause its Subsidiaries to preserve and maintain, their corporate existence and good standing in the jurisdiction of their incorporation and the rights, privileges and franchises of the Borrower, each Guarantor and each such Subsidiary in each case where failure to so preserve or maintain could result in a Material Adverse Change in the Borrower, such Guarantor or such Subsidiary.

         (e) Maintenance of Properties and Insurance. (i) Keep, and cause any Subsidiaries to keep, the respective properties and assets (tangible or intangible) that are useful and necessary in its business, in good working order and condition, reasonable wear and tear excepted; and (ii) maintain, and cause any Subsidiaries to maintain, insurance with financially sound and reputable insurance companies or associations in such amounts and covering such risks as are usually carried by companies engaged in similar businesses and owning properties doing business in the same general areas in which the Borrower, any Guarantors and any such Subsidiaries operate.

         (f) Books of Record and Account. Keep and cause any Subsidiaries to keep, adequate records and proper books of record and account in which complete entries will be made in a manner to enable the preparation of financial statements in accordance with GAAP, reflecting all financial transactions of the Borrower, the Guarantors, and any such Subsidiaries.

         (g) Visitation. At any reasonable time, and from time to time, permit the Bank or any agents or representatives thereof, to examine and make copies of and abstracts from the books and records of, and visit the properties of, the Borrower or any Guarantor and to discuss the affairs, finances and accounts of the Borrower or any Guarantor with any of the respective officers or directors of the Borrower or such Guarantor or the Borrower's or such Guarantor's independent accountants.

         (h) Performance and Compliance with Other Agreements. Perform and comply with each of the provisions of each and every agreement the failure to perform or comply with which could result in a Material Adverse Change in the Borrower, any Guarantor or any Subsidiary.

         (i) Pension Funding. Comply with the following and cause each ERISA Affiliate of the Borrower, any Guarantor or any Subsidiary of the Borrower or a Guarantor to comply with the following:

                  (i) engage solely in transactions which would not subject any of such entities to either a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Internal Revenue Code in either case in an amount in excess of $25,000.00;

                  (ii) make full payment when due of all amounts which, under the provisions of any Plan or ERISA, the Borrower, any Guarantor, any such Subsidiary or any ERISA Affiliate of any of same is required to pay as contributions thereto;

                  (iii) all applicable provisions of the Internal Revenue Code and the regulations promulgated thereunder, including but not limited to Section 412 thereof, and all applicable rules, regulations and interpretations of the Accounting Principles Board and the Financial Accounting Standards Board;

                  (iv) not fail to make any payments in an aggregate amount greater than $25,000.00 to any Multiemployer Plan that the Borrower, any Guarantor, any such Subsidiary or any ERISA Affiliate may be required to make under any agreement relating to such Multiemployer Plan, or any law pertaining thereto; or

                  (v) not take any action regarding any Plan which could result in the occurrence of a Prohibited Transaction.

         (j) Licenses. Maintain at all times, and cause each Subsidiary to maintain at all times, all licenses or permits necessary to the conduct of its business or as may be required by any governmental agency or instrumentality thereof where the failure to obtain or maintain such licenses or permits could result in a Material Adverse Change in the Borrower, a Guarantor or such Subsidiary.

         (k) Subsidiaries. Notify the Bank of the formation, acquisition, merger or dissolution of any Subsidiary and cause any direct, wholly owned Subsidiary of the Borrower formed after the date of this Agreement to become a Guarantor of all Debts and other obligations of the Borrower under this Agreement and become a party to this Agreement.

         SECTION 5.02. Negative Covenants. So long as any amount shall remain outstanding under the Term Loan Note, the Revolving Credit Note or the Converted Term Loan Note, or so long as the Commitment shall remain in effect, neither the Borrower nor the Guarantors will, without the written consent of the Bank:

         (a) Liens, Etc. Create, incur, assume or suffer to exist, any Lien, upon or with respect to any of its properties, now owned or hereafter acquired, except:

                  (i) Liens in favor of the Bank;

                  (ii) Liens for taxes or assessments or other government charges or levies if not yet due and payable or if due and payable if they are being contested in good faith by appropriate proceedings and for which appropriate reserves are maintained;

                  (iii) Liens imposed by law, such as mechanics', materialmen's, landlords', warehousemen's, and carriers' Liens, and other similar Liens, securing obligations incurred in the ordinary course of business which are not past due, or which are removed within twenty (20) days from the attachment of such Lien, or which are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established;

                  (iv) Liens under workers' compensation, unemployment insurance, Social Security, or similar legislation;

                  (v) Liens, deposits, or pledges to secure the performance of bids, tenders, contracts (other than contracts for the payment of money), leases (permitted under the terms of this Agreement), public or statutory obligations, surety, stay, appeal, indemnity, performance or other similar bonds, or other similar obligations arising in the ordinary course of business;

                  (vi) Liens described in Schedule 5.02(a), provided that no such Liens shall be renewed, extended or refinanced;

                  (vii) Judgment and other similar Liens arising in connection with court proceedings (other than those described in Section 6.01(f)), provided the execution or other enforcement of such Liens is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings;

                  (viii) Easements, rights-of-way, restrictions, and other similar encumbrances which, in the aggregate, do not materially interfere with the Borrower's or a Guarantor's occupation, use and enjoyment of the property or assets encumbered thereby in the normal course of its business or materially impair the value of the property subject thereto;

                  (ix) Purchase money Liens on any property hereafter acquired or the assumption of any Lien on property existing at the time of such acquisition, or a Lien incurred in connection with any conditional sale or other title retention agreement or a Capital Lease, provided that:

                    (1) Any property subject to any of the foregoing is acquired by the Borrower or any Guarantor in the ordinary course of its respective business and the Lien on any such property is created contemporaneously with, or is in existence at the time of, such acquisition;

                    (2) The obligation secured by any Lien so created, assumed, or existing shall not exceed 100% of lesser of cost or fair market value of the property acquired as of the time of the Borrower or any Guarantor acquiring the same;

                    (3) Each such Lien shall attach only to the property so acquired and fixed improvements thereon; and

                    (4) The obligation secured by such Lien is permitted by the provisions of Section 5.02(b) and the related expenditure is permitted by the provisions of Section 5.03(c).

         (b) Debt. Create, incur, assume, or suffer to exist, any Debt, except:

                   (i) Debt of the Borrower under this Agreement or the Notes or any other Debt owing from the Borrower or a Guarantor to the Bank;

                   (ii) Debt described in Schedule 5.02(b), provided that no such Debt shall be renewed, extended or refinanced;

                   (iii) Subordinated Debt;

                   (iv) Accounts payable to trade creditors for goods or services and current operating liabilities (other than for borrowed money), in each case incurred in the ordinary course of business and paid within the specified time, unless contested in good faith and by appropriate proceedings;

                   (v) Debt incurred in connection with Permitted Acquisitions or Special Acquisition, provided such Debt does not cause the Borrower to violate any covenant in Section 5.03 or otherwise result in a Default or Event of Default;

                   (vi) Debt between the Borrower and a Guarantor or between Guarantors; and

                   (vii) Debt of the Borrower or any Guarantor secured by purchase money Liens permitted by Section 5.02(a)(ix) or otherwise to finance Capital Expenditures permitted by Section 5.03(c).

         (c) Intentionally omitted.

         (d) Merger. Merge into, or consolidate with or into, or have merged into it, any Person; and, for the purpose of this subsection (d), the acquisition or sale by the Borrower or any Guarantor by lease, purchase or otherwise, of all, or substantially all, of the common stock or the assets of any Person or of it shall be deemed a merger of such Person with the Borrower or any Guarantor, except for (i) Permitted Acquisitions; (ii) Special Acquisitions;
(iii) mergers or consolidations of the Borrower and any Guarantor or any Subsidiary of the Borrower or any Guarantor, provided the Borrower is the surviving entity and (iv) mergers or consolidations of Subsidiaries and other Subsidiaries or Subsidiaries and Guarantors.

         (e) Sale of Assets, Etc. Sell, assign, transfer, lease or otherwise dispose of (i) more than fifty (50%) percent of the Borrower's Consolidated Total Assets or (ii) any assets acquired with the proceeds of Revolving Credit Loans, (including a saleleaseback transaction) with or without recourse, except for (i) inventory disposed of in the ordinary course of business, (ii) the sale or other disposition of assets no longer used or useful in the conduct of its business, and (iii) such assets the proceeds of such sale are used to repay Revolving Credit Loans.

         (f) Investments, Etc. Make any Investment other than Permitted Investments.

         (g) Transactions With Affiliates. Except for those transactions set forth on the Borrower's 10-K Report for December 31, 1994 and except for transactions in the ordinary course of business and pursuant to the reasonable requirements of the Borrower's, a Guarantor's or a Subsidiary's business and upon fair and reasonable terms no less favorable to the Borrower, or the Guarantor or the Subsidiary than would be obtained in a comparable arm's length transaction with a Person not an Affiliate, enter into any transaction, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate.

         (h) Prepayment of Outstanding Debt. Pay, in whole or in part, any outstanding Debt having a maturity of one year or more (other than Debt owing to the Bank) of the Borrower or any Guarantor, which by its terms is not then due and payable.

         (i) Guarantees. Guaranty, or in any other way become directly or contingently obligated for any Debt of any other Person (including any agreements relating to working capital maintenance, take or pay contracts or similar arrangements) other than (i) the endorsement of negotiable instruments for deposit in the ordinary course of business; (ii) guarantees existing on the date hereof and set forth in Schedule 5.02(i) annexed hereto; (iii) guarantees by the Borrower of Debt of a Guarantor if such Debt is permitted by Section 5.02(b); (iv) guarantees given in favor of the Bank.

         (j) Change of Business. Materially alter the nature of its business.

         (k) Fiscal Year. Change the ending date of its fiscal year from the Saturday nearest to each December 31.

         (l) Accounting Policies. Change any accounting policies, except as permitted by GAAP.

         (m) Dividends, Etc. Declare or pay any dividends, purchase, redeem, retire or otherwise acquire for value any of its capital stock now or hereafter outstanding, or make any distribution of assets to its stockholders as such, whether in cash, assets, or in obligations of the Borrower or any Guarantor; or allocate or otherwise set apart any sum for the payment of any dividend or distribution on, or for the purchase, redemption or retirement of any shares of its capital stock, other than (i) repurchases of stock at prices not exceeding $1,000,000.00 in the aggregate during the term of this Agreement, or (ii) dividends paid during any fiscal year in an amount not in excess of the lesser of (x) $1,000,000.00 or (y) fifty (50%) percent of the Borrower's net income for such fiscal year.

         (n) Change in Ownership/Management. At any time from the date hereof, both of the following shall have occurred (i) Richard Smith, his estate, Susan Smith and David Smith shall, in the aggregate, fail or cease to maintain the ownership of twenty (20%) percent of the voting stock of the Borrower and (ii) Richard Smith fails to remain in a reasonably active full time capacity in the management of the Borrower.

         (o)  Intentionally Omitted.

         (p) Hazardous Material. The Borrower, each Guarantor and each Subsidiary of the Borrower or a Guarantor shall not cause any property owned or occupied by the Borrower, any Guarantor or any such Subsidiary to be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce or process Hazardous Materials, except in compliance with all applicable federal, state and local laws or regulations nor shall the Borrower, any Guarantor or any such Subsidiary cause or permit, as a result of any intentional or unintentional act or omission on the part of the Borrower, any Guarantor or any such Subsidiary or any tenant or subtenant, a release of Hazardous Materials onto any property owned or occupied by the Borrower, any Guarantor or any such Subsidiary or onto any other property. The Borrower, each Guarantor and each such Subsidiary shall not fail to comply with all applicable federal, state and local laws, ordinances, rules and regulations, whenever and by whomever triggered, and shall not fail to obtain and comply with, any and all approvals, registrations or permits required thereunder. The Borrower and the Guarantors shall execute any documentation required by the Bank in connection with the representations, warranties and covenants contained in this paragraph and Section 4.01 of this Agreement.

         SECTION 5.03. Financial Requirements. So long as any amount shall remain outstanding under the Term Loan Note, the Revolving Credit Note or the Converted Term Loan Note or so long as the Commitment shall remain in effect:

         (a) Funds Flow to Total Debt Ratio. The Borrower will maintain at all times a Funds Flow to Total Debt Ratio of not less than 0.20 to 1.00.

         (b) Minimum Consolidated Tangible Net Worth plus Consolidated Subordinated Debt. The Borrower will maintain at all times a Consolidated Tangible Net Worth plus Consolidated Subordinated Debt of not less than $1,000,000.00.

         (c) Consolidated Capital Expenditures. The Borrower will not make Consolidated Capital Expenditures in excess of $2,000,000.00 in the aggregate during any fiscal year.

         (d) Total Unsubordinated Liabilities to Adjusted Net Worth plus Subordinated Debt Ratio. The Borrower will maintain at all times a Total Unsubordinated Liabilities to Adjusted Net Worth plus Subordinated Debt Ratio of not greater than 3.00 to 1.00.

         (e) Quick Asset Ratio. The Borrower will at all times maintain a Quick Asset Ratio of not less than 0.50 to 1.00.

         (f) Leverage Ratio. The Borrower will maintain a Leverage Ratio of not greater than 1.25 to 1.00 from the date of this Agreement until December 30, 1997; and 1.00 to 1.00 from December 31, 1997 and thereafter.

         (g) Interest Coverage Ratio. The Borrower will maintain at all times an Interest Coverage Ratio of not less than 3.00 to 1.00.

                                   ARTICLE VI

                                EVENTS OF DEFAULT


         SECTION 6.01. Events of Default. If any of the following events ("Events of Default") shall occur and be continuing:

                  (a) The Borrower shall fail to pay any installment of principal of, or interest on, the Term Loan Note, the Revolving Credit Note or the Converted Term Loan Note, or any fees or other amounts owed in connection with this Agreement within five (5) days of the date when due; or

                  (b) Any representation or warranty made by the Borrower or any Guarantor herein or in the Loan Documents or which is contained in any certificate, document, opinion, or financial or other statement furnished at any time under or in connection with any Loan Document shall prove to have been incorrect in any material respect when made; or

                  (c) The Borrower or any Guarantor shall fail to perform (i) any term, covenant or agreement contained in Section 5.01 of this Agreement within fifteen (15) days after notice of such failure has been given to the Borrower by the Bank or (ii) any other term, covenant, or agreement contained in this Agreement in any other Loan Document (other than the Notes); or

                  (d) The Borrower, any Guarantor, or any Subsidiary of the Borrower or a Guarantor shall fail to pay (i) any other Debt owing to the Bank or (ii) one or more other Debts in excess of $50,000.00 in principal amount in the aggregate (excluding Debt evidenced by the Notes) of the Borrower, any Guarantor or any such Subsidiary (as the case may be), or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other default under any agreement or instrument relating to any such Debt, or any other event shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; or

                  (e) The Borrower, any Guarantor or any Subsidiary of the Borrower or a Guarantor shall generally not pay its Debts as such Debts become due, or shall admit in writing its inability to pay its Debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower, any Guarantor or any such Subsidiary seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its Debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property and if instituted against the Borrower, any Guarantor or any such Subsidiary shall remain undismissed for a period of 90 days; or the Borrower, any Guarantor or any such Subsidiary shall take any action to authorize any of the actions set forth above in this subsection (e); or

                  (f) Any judgment or order or combination of judgments or orders for the payment of money, in excess of $500,000.00 in the aggregate, which sum shall not be subject to full, complete and effective insurance coverage, shall be rendered against the Borrower, any Guarantor or any Subsidiary of the Borrower or a Guarantor and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

                  (g) Any Guarantor shall fail to perform or observe any term or provision of its Guaranty or any representation or warranty made by any Guarantor in connection with such Guarantor's Guaranty shall prove to have been incorrect in any material respect when made; or

                  (h) Any of the following events occur or exist with respect to the Borrower, any Guarantor, any Subsidiary of the Borrower or a Guarantor, or any ERISA Affiliate: (i) any Prohibited Transaction involving any Plan; (ii) any Reportable Event with respect to any Plan; (iii) the filing under Section 4041 of ERISA of a notice of intent to terminate any Plan or the termination of any Plan; (iv) any event or circumstance that might constitute grounds entitling the PBGC to institute proceedings under Section 4042 of ERISA for the termination of, or for the appointment of a trustee to administer, any Plan, or the institution of the PBGC of any such proceedings; (v) complete or partial withdrawal under Section 4201 or 4204 of ERISA from a Multiemployer Plan or the reorganization insolvency, or termination of any Multiemployer Plan; and in each case above, such event or condition, together with all other events or conditions, if any, could in the opinion of the Bank subject the Borrower, any Guarantor, any such Subsidiary or any ERISA Affiliate to any tax, penalty, or other liability to a Plan, a Multiemployer Plan, the PBGC, or otherwise

(or any combination thereof) which in the aggregate exceeds or may exceed $500,000.00.

                  (i) This Agreement or any other Loan Document, at any time after its execution and delivery and for any reason, ceases to be in full force and effect or shall be declared to be null and void, or the validity or enforceability of any document or instrument delivered pursuant to this Agreement shall be contested by the Borrower, any Guarantor or any party to such document or instrument or the Borrower, any Guarantor or any party to such document or instrument shall deny that it has any or further liability or obligation under any such document or instrument; or

                  (j) An event of default specified in any Loan Document other than this Agreement shall have occurred and be continuing.

         SECTION 6.02. Remedies on Default. Upon the occurrence and continuance of an Event of Default the Bank may by notice to the Borrower, (i) terminate the Commitment, (ii) declare the Term Loan Note, the Revolving Credit Note, the Converted Term Loan Note, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Commitment shall be terminated, the Term Loan Note, the Revolving Credit Note, the Converted Term Loan Note, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower and (ii) proceed to enforce its rights whether by suit in equity or by action at law, whether for specific performance of any covenant or agreement contained in this Agreement or any Loan Document, or in aid of the exercise of any power granted in either this Agreement or any Loan Document or proceed to obtain judgment or any other relief whatsoever appropriate to the enforcement of its rights, or proceed to enforce any other legal or equitable right which the Bank may have by reason of the occurrence of any Event of Default hereunder or under any Loan Document, provided, however, upon the occurrence of an Event of Default referred to in Section 6.01(e), the Commitment shall be immediately terminated, the Term Loan Note, the Revolving Credit Note and the Converted Term Loan Note, all interest thereon and all other amounts payable under this Agreement shall be immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower. Any amounts collected pursuant to action taken under this
Section 6.02 shall be applied to the payment of, first, any costs incurred by the Bank in taking such action, including but without limitation attorneys fees and expenses, second, to payment of the accrued interest on the Term Loan Note, the Revolving Credit Note and the Converted Term Loan Note, and third, to payment of the unpaid principal of the Term Loan Note, the Revolving Credit Note and the Converted Term Loan Note.

         SECTION 6.03. Remedies Cumulative. No remedy conferred upon or reserved to the Bank hereunder or in any Loan Document is intended to be exclusive of any other available remedy, but each and every such remedy shall be cumulative and in addition to every other remedy given under this Agreement or any Loan Document or now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any Event of Default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Bank to exercise any remedy reserved to it in this Article VI, it shall not be necessary to give any notice, other than such notice as may be herein expressly required in this Agreement or in any Loan Document.

                                   ARTICLE VII

                                  MISCELLANEOUS


         SECTION 7.01. Amendments. Etc. No amendment, modification, termination or waiver of any provision of any Loan Document to which the Borrower or any Guarantor is a party, nor consent to any departure by the Borrower or any Guarantor from any Loan Document to which it is a party, shall in any event be effective unless the same shall be in writing and signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 7.02. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telegraphic communication) and mailed, telegraphed, sent by facsimile or delivered, if to the Borrower or any Guarantor, at the address of the Borrower set forth at the beginning of this Agreement to the attention of Gary P. Stevens, President and Chief Financial Officer, with a copy to (i) Richard Smith, 6 Turtle Cove Lane, Kings Point, New York 11024 and (ii) Benjamin Raphan, Esq., Tenzer, Greenblatt, Fallon and Kaplan, 405 Lexington Avenue, New York, New York 10174 and if to the Bank, at the address of the Bank set forth at the beginning of this Agreement to the attention of Integrated Brands Inc. Relationship Manager, or, as to each party, at such other address as shall be designated by such party in a written notice complying as to delivery with the terms of this Section 7.02 to the other parties. All such notices and communications shall be effective when mailed, telegraphed or delivered, except that notices shall not be effective until received.

         SECTION 7.03. No Waiver, Remedies. No failure on the part of the Bank to exercise, and no delay in exercising, any right, power or remedy under any Loan Document, shall operate as a waiver thereof; nor shall any single or partial exercise of any right under any Loan Document preclude any other or further exercise thereof or the exercise of any other right. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law.

         SECTION 7.04. Costs, Expenses and Taxes. The Borrower agrees to pay on demand all costs and expenses of the Bank in connection with the preparation, execution, delivery and administration of this Agreement, the Term Loan Note, the Revolving Credit Note, the Converted Term Loan Note and any other Loan Documents, including, without limitation, the fees and expenses of counsel for the Bank with respect thereto and with respect to advising the Bank as to its rights and responsibilities under this Agreement, and all costs and expenses, if any (including counsel fees and expenses), in connection with the enforcement of this Agreement, the Term Loan Note, the Revolving Credit Note, the Converted Term Loan Note and any other Loan Documents. The Borrower shall at all times protect, indemnify, defend and save harmless the Bank from and against any and all claims, actions, suits and other legal proceedings, and liabilities, obligations, losses, damages, penalties, judgments, costs, expenses or disbursements which the Bank may, at any time, sustain or incur by reason of or in consequence of or arising out of the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. The Borrower acknowledges that it is the intention of the parties hereto that this Agreement shall be construed and applied to protect and indemnify the Bank against any and all risks involved in the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, all of which risks are hereby assumed by the Borrower, including, without limitation, any and all risks of the acts or omissions, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority, provided that the Borrower shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Bank's gross negligence or willful misconduct. The provisions of this Section 7.04 shall survive the payment of the Notes and the termination of this Agreement.

         SECTION 7.05. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, the Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Bank to or for the credit or the account of the Borrower or any Guarantor against any and all of the obligations of the Borrower or any Guarantor now or hereafter existing under this Agreement and the Term Loan Note, the Revolving Credit Note and the Converted Term Loan Note, irrespective of whether or not the Bank shall have made any demand under this Agreement or the Revolving Credit Note or the Term Loan Note. The rights of the Bank under this Section are in addition to all other rights and remedies (including, without limitation, other rights of set-off) which the Bank may have.

         SECTION 7.06. Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrower, the Guarantors and the Bank and thereafter it shall be binding upon and inure to the benefit of the Borrower, the Guarantors and the Bank and their respective successors and assigns, except that neither the Borrower nor any Guarantor shall have any right to assign its rights hereunder or any interest herein without the prior written consent of the Bank.

         SECTION 7.07. Further Assurances. The Borrower and each Guarantor agree at any time and from time to time at its expense, upon request of the Bank or its counsel, to promptly execute, deliver, or obtain or cause to be executed, delivered or obtained any and all further instruments and documents and to take or cause to be taken all such other action the Bank may deem desirable in obtaining the full benefits of this Agreement.

         SECTION 7.08. Section Headings, Severability, Entire Agreement. Section and subsection headings have been inserted herein for convenience only and shall not be construed as part of this Agreement. Every provision of this Agreement and each Loan Document is intended to be severable; if any term or provision of this Agreement, any Loan Document, or any other document delivered in connection herewith shall be invalid, illegal or unenforceable for any reason whatsoever, the validity, legality and enforceability of the remaining provisions hereof or thereof shall not in any way be affected or impaired thereby. All exhibits and schedules to this Agreement shall be annexed hereto and shall be deemed to be part of this Agreement. This Agreement and the exhibits and schedules attached hereto embody the entire Agreement and understanding between the Borrower, the Guarantors and the Bank and supersede all prior agreements and understandings relating to the subject matter hereof.

         SECTION 7.09. Governing Law. This Agreement, the Term Loan Note, the Revolving Credit Note and the Converted Term Loan Note and all other Loan Documents shall be governed by, and construed in accordance with, the laws of the State of New York.

         SECTION 7.10. Waiver of Jury Trial. The Borrower, each Guarantor and the Bank waive all rights to trial by jury on any cause of action directly or indirectly involving the terms, covenants or conditions of this Agreement or any Loan Document.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Second Amendment Agreement as of the year and date first above written.


                                       INTEGRATED BRANDS INC.


                                       By_____________________________
                                         Name:  Gary P. Stevens
                                         Title: President


                                       SWENSEN'S, INC.


                                       By______________________________
                                         Name:   Gary P. Stevens
                                         Title:  Vice President


                                       SWENSEN'S ICE CREAM COMPANY


                                       By_______________________________
                                         Name:   Gary P. Stevens
                                         Title:  Vice President


                                       CHEMICAL BANK


                                       By______________________________
                                         Name:   Frederick Gatto
                                         Title:  Vice President

                                    EXHIBIT A

                                 TERM LOAN NOTE

                                                      Garden City, New York
$4,500,000.00                                         March 8, 1996



         FOR VALUE RECEIVED, INTEGRATED BRANDS INC., a New Jersey corporation, having its principal place of business at 4175 Veteran's Memorial Highway, Ronkonkoma, New York 11779 (the "Borrower") promises to pay to the order of CHEMICAL BANK ("Bank") at its office located at 1 Pierrepont Plaza, Brooklyn, New York 11201, the principal amount of FOUR MILLION FIVE HUNDRED THOUSAND ($4,500,000.00) DOLLARS, or, if less, the unpaid principal amount of the Term Loan (as defined in the Agreement, as defined below) made by the Bank to the Borrower pursuant to the Agreement.

         The principal balance of this Note shall be payable in twenty (20) quarterly principal installments, due on the first Business Day of each calendar quarter, commencing on April 1, 1996, the first nineteen (19) of such installments being in the principal amount of $140,000.00 and the twentieth
(20th) such installment being in the remaining principal amount of this Note.

         Borrower shall pay interest on the unpaid principal balance of this Note from time to time outstanding, at said office at the rates of interest, at the times and for the periods set forth in the Agreement.

         All payments including prepayments on this Note shall be made in lawful money of the United States of America in immediately available funds. Except as otherwise provided in the Agreement, if a payment becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day, and interest shall be payable thereon at the rate herein specified during such extension.

         This Note is the Term Loan Note referred to in that certain Loan Agreement among Borrower, certain Guarantors and Bank dated as of December 23, 1994 as amended and restated as of March 8, 1996 (the "Agreement"), as such Agreement may be further amended from time to time, and is subject to prepayment and its maturity is subject to acceleration upon the terms contained in said Agreement. All capitalized terms used in this Note and not defined herein shall have the meanings given them in the Agreement.

         If any action or proceeding be commenced to collect this Note or enforce any of its provisions, Borrower further agrees to pay all costs and expenses of such action or proceeding and attorneys' fees and expenses and further expressly waives any and every right to interpose any counterclaim (other than mandatory counterclaims) in any such action or proceeding. Borrower hereby submits to the jurisdiction of the Supreme Court of the State of New York and agrees with Bank that personal jurisdiction over Borrower shall rest with the Supreme Court of the State of New York for purposes of any action on or related to this Note, the liabilities, or the enforcement of either or all of the same. Borrower hereby waives personal service by manual delivery and agrees that service of process may be made by postpaid certified mail directed to Borrower at Borrower's address designated in the Agreement or at such other address as may be designated in writing by Borrower to Bank in accordance with
Section 7.02 of the Agreement, and that upon mailing of such process such service be effective with the same effect as though personally served. Borrower hereby expressly waives any and every right to a trial by jury in any action on or related to this Note, the liabilities or the enforcement of either or all of the same.

         Bank may transfer this Note and may deliver the security or any part thereof to the transferee or transferees, who shall thereupon become vested with all the powers and rights above given to Bank in respect thereto, and Bank shall thereafter be forever relieved and fully discharged from any liability or responsibility in the matter. The failure of any holder of this Note to insist upon strict performance of each and/or all of the terms and conditions hereof shall not be construed or deemed to be a waiver of any such term or condition.

         Borrower authorizes Bank to complete this Note as to any terms not set forth herein at the time of delivery hereof.

         Borrower and all endorsers and guarantors hereof waive presentment and demand for payment, notice of non-payment, protest, and notice of protest.

         This Note shall be construed in accordance with and governed by the laws of the State of New York.

                           INTEGRATED BRANDS INC.

                           By_____________________________
                              Name:   Gary P. Stevens
                              Title:  President

                                    EXHIBIT B

                              REVOLVING CREDIT NOTE

$7,500,000.00                                           Garden City, New York
                                                        March 8, 1996


         FOR VALUE RECEIVED, on December 31, 1997, INTEGRATED BRANDS INC., a New Jersey corporation, having its principal place of business at 4175 Veteran's Memorial Highway, Ronkonkoma, New York 11779 (the "Borrower"), promises to pay to the order of CHEMICAL BANK ("Bank") at its office located at 1 Pierrepont Plaza, Brooklyn, New York 11201, the principal sum of the lesser of: (a) Seven Million Five Hundred Thousand ($7,500,000.00) Dollars; or (b) the aggregate unpaid principal amount of all Revolving Credit Loans made by Bank to Borrower pursuant to the Agreement (as defined below).

         Borrower shall pay interest on the unpaid principal balance of this Note from time to time outstanding, at said office, at the rates of interest, at the times and for the periods set forth in the Agreement.

         All payments including prepayments on this Note shall be made in lawful money of the United States of America in immediately available funds. Except as otherwise provided in the Agreement, if a payment becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day, and interest shall be payable thereon at the rate herein specified during such extension.

         Borrower hereby authorizes Bank to enter from time to time the amount of each Loan to Borrower and the amount of each payment on a Loan on the schedule annexed hereto and made a part hereof. Failure of Bank to record such information on such schedule shall not in any way effect the obligation of Borrower to pay any amount due under this Note.

         This Note is the Revolving Credit Note referred to in that certain Loan Agreement among Borrower, certain Guarantors, and Bank dated December 23, 1994, as amended and restated as of March 8, 1996 (the "Agreement"), as such Agreement may be further amended from time to time, and is subject to prepayment and its maturity is subject to acceleration upon the terms contained in said Agreement. All capitalized terms used in this Note and not defined herein shall have the meanings given them in the Agreement.

         If any action or proceeding be commenced to collect this Note or enforce any of its provisions, Borrower further agrees to pay all costs and expenses of such action or proceeding and attorneys' fees and expenses and further expressly waives any and every right to interpose any counterclaim (other than mandatory counterclaims) in any such action or proceeding. Borrower hereby submits to the jurisdiction of the Supreme Court of the State of New York and agrees with Bank that personal jurisdiction over Borrower shall rest with the Supreme Court of the State of New York for purposes of any action on or related to this Note, the liabilities, or the enforcement of either or all of the same. Borrower hereby waives personal service by manual delivery and agrees that service of process may be made by post-paid certified mail directed to the Borrower at the Borrower's address set forth above or at such other address as may be designated in writing by the Borrower to Bank in accordance with Section
7.02 of the Agreement, and that upon mailing of such process such service be effective with the same effect as though personally served. Borrower hereby expressly waives any and every right to a trial by jury in any action on or related to this Note, the liabilities or the enforcement of either or all of the same. Bank may transfer this Note and may deliver the security or any part thereof to the transferee or transferees, who shall thereupon become vested with all the powers and rights above given to Bank in respect thereto, and Bank shall thereafter be forever relieved and fully discharged from any liability or responsibility in the matter. The failure of any holder of this Note to insist upon strict performance of each and/or all of the terms and conditions hereof shall not be construed or deemed to be a waiver of any such term or condition.

         Borrower and all endorsers and guarantors hereof waive presentment and demand for payment, notice of non-payment, protest, and notice of protest.

         This Note shall be construed in accordance with and governed by the laws of the State of New York.

                                           INTEGRATED BRANDS INC.

                                           By___________________________
                                             Name:   Gary P. Stevens
                                             Title:  President

                       Schedule of Revolving Credit Loans
                       ----------------------------------

                            Amount of
                            Principal     Unpaid       Name of
Making  Amount of           Paid or      Principal  Person Making
 Date     Loan              Prepaid      Balance      Notation
 ----     ----              -------      -------      --------

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

                                    EXHIBIT C

                            CONVERTED TERM LOAN NOTE

                                                       Brooklyn, New York
$__________________                                    ______________, 199_



                  FOR VALUE RECEIVED, INTEGRATED BRANDS INC., az New Jersey corporation, having its principal place of business at 4175 Veteran's Memorial Highway, Ronkonkoma, New York 11779 (the "Borrower") promises to pay to the order of CHEMICAL BANK ("Bank") at its office located at 1 Pierrepont Plaza, Brooklyn, New York 11201, the principal amount of _____________________________
($_________________ ) DOLLARS, or, if less, the unpaid principal amount of the Converted Term Loan (as defined in the Agreement, as defined below) made by the Bank to the Borrower pursuant to the Agreement.

                  The principal balance of this Note shall be payable in twenty
(20) equal quarterly principal installments, due on the first Business Day of each calendar quarter, commencing on the first Business Day of the first quarter which begins after the date hereof, each such installment being in an amount equal to one-twentieth (1/20th) of the original principal amount of this Note.

                  Borrower shall pay interest on the unpaid principal balance of this Note from time to time outstanding, at said office at the rates of interest, at the times and for the periods set forth in the Agreement.

                  All payments including prepayments on this Note shall be made in lawful money of the United States of America in immediately available funds. Except as otherwise provided in the Agreement, if a payment becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day, and interest shall be payable thereon at the rate herein specified during such extension.

                  This Note is the Converted Term Loan Note referred to in that certain Loan Agreement among Borrower, certain Guarantors and Bank dated as of December 23, 1994 and amended and restated as of March 8, 1996 (the "Agreement"), as such Agreement may be further amended from time to time, and is subject to prepayment and its maturity is subject to acceleration upon the terms contained in said Agreement. All capitalized terms used in this Note and not defined herein shall have the meanings given them in the Agreement.

                  If any action or proceeding be commenced to collect this Note or enforce any of its provisions, Borrower further agrees to pay all costs and expenses of such action or proceeding and attorneys' fees and expenses and further expressly waives any and every right to interpose any counterclaim (other than mandatory counterclaims) in any such action or proceeding. Borrower hereby submits to the jurisdiction of the Supreme Court of the State of New York and agrees with Bank that personal jurisdiction over Borrower shall rest with the Supreme Court of the State of New York for purposes of any action on or related to this Note, the liabilities, or the enforcement of either or all of the same. Borrower hereby waives personal service by manual delivery and agrees that service of process may be made by postpaid certified mail directed to Borrower at Borrower's address designated in the Agreement or at such other address as may be designated in writing by Borrower to Bank in accordance with
Section 7.02 of the Agreement, and that upon mailing of such process such service be effective with the same effect as though personally served. Borrower hereby expressly waives any and every right to a trial by jury in any action on or related to this Note, the liabilities or the enforcement of either or all of the same.

                  Bank may transfer this Note and may deliver the security or any part thereof to the transferee or transferees, who shall thereupon become vested with all the powers and rights above given to Bank in respect thereto, and Bank shall thereafter be forever relieved and fully discharged from any liability or responsibility in the matter. The failure of any holder of this Note to insist upon strict performance of each and/or all of the terms and conditions hereof shall not be construed or deemed to be a waiver of any such term or condition.

                  Borrower authorizes Bank to complete this Note as to any terms not set forth herein at the time of delivery hereof.

                  Borrower and all endorsers and guarantors hereof waive presentment and demand for payment, notice of non-payment, protest, and notice of protest.

                  This Note shall be construed in accordance with and governed by the laws of the State of New York.

                                INTEGRATED BRANDS INC.


                                By_____________________________
                                   Name:
                                   Title: